UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:  811-23025

                         TCW Alternative Funds

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800

                             Los Angeles, CA 90017

(Address of principal executive offices) (Zip code)

Patrick W. Dennis

TCW Alternative Funds

865 South Figueroa Street, Suite 1800

                Los Angeles, California 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (213) 244-0000

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

TCW Alternative Funds

The Letter to Shareholders contained in this Annual Report are the opinions of the Funds’ portfolio managers and are not the opinions of TCW Alternative Funds or its Board of Trustees. Various matters discussed in the Letter to Shareholders constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected or contemplated by these forward-looking statements due to a number of factors, including general economic conditions, overall availability of securities for investment by a Fund, the level of volatility in the securities markets and in the share price of a Fund, and other risk factors discussed in the SEC filings of TCW Alternative Funds. The data presented in the Letter to Shareholders represents past performance and cannot be used to predict future results.

Letter to Shareholders

David S. DeVito President and Chief Executive Officer

Dear Valued Investors:

It is my pleasure to present the 2017 annual report for the TCW Alternative Funds covering the 12-month period ended October 31, 2017. I would like to express our appreciation for your continued investment in the TCW Alternative Funds as well as welcome new shareholders to our fund family.

This report contains information and portfolio management discussions for our four TCW Alternative Funds.

The TCW Alternative Funds Family

In today’s market environment, investors are increasingly looking for returns that have low correlation to standard equity and bond allocations, mitigate volatility, and increase overall portfolio diversification. The TCW Alternative Funds family offers shareholders’ funds that display risk and return characteristics that differ from traditional investments.

Market Summary

For the 12-month period ended October 31, 2017, the U.S. economy has continued to grow at a solid pace, realizing 3.0% annual growth in 3Q 2017 after growing 3.1% in the prior quarter – the best back-to-back quarters in three years. Importantly, manufacturing activity reached a 13-year high. At the same time, the labor market continued to show improvement with weekly jobless claims hitting their lowest level in 44 years and the unemployment rate dipping to a 16-year low. The global backdrop continued to be supportive, with Europe, Japan, and China also reporting generally solid macro data. This has been reflected in the markets, where over the past year we saw most major equity indices post remarkable double-digit gains. However, the performance distribution was bifurcated, with growth indices outperforming their corresponding value indices. The past year has been a period in the markets characterized by large gains and low volatility, with volatility bouncing back and forth off historically low levels (as measured by the CBOE Volatility Index (“VIX”)).

Heading into the next fiscal year, our view is that over time, the disparity in performance will reverse. Value stocks have historically outperformed the broader markets, and we expect a reversion as (i) expectations for earnings growth and tax reform in the U.S. are now likely to be meaningfully priced in, and (ii) valuations in value-oriented stocks are now more attractive from a relative standpoint. However, it is difficult to have any confidence with regard to the precise timing of a potential reversal – the “beta/growth/high-tech/pro-cyclical” rally could last as long as the macro-economic data are supportive, a period which could continue through a number of quarters.

An Update on the TCW Alternative Funds

There was an update to our fund family over the past twelve months that we would like to note for our investors:

•	Effective February 28, 2017, TCW launched the TCW | Gargoyle Dynamic 500 Collar Fund (TFCSX/TFCNX) and TCW | Gargoyle Dynamic 500 Market-Neutral Fund (TFMSX/TFMNX).

•	Effective September 29, 2017, TCW launched the TCW Long/Short Fundamental Value Fund (TFFSX/TFFNX).

We know that you have many choices when it comes to the management of your financial assets. On behalf of everyone at TCW, I would like to thank you for making the TCW Alternative Funds family part of your long-term investment plan. We truly value our relationship with you. If you have any questions or require further information, I invite you to visit our website at www.tcw.com, or call our shareholder services department at (866) 858-4338.

I wish you all the best in the coming new year and I look forward to further correspondence with you through our semi-annual report in 2018.

Sincerely,

David S. DeVito

President and Chief Executive Officer

TCW | Gargoyle Dynamic 500 Fund

Management Discussions

For the year ended October 31, 2017, the TCW | Gargoyle Dynamic 500 Fund (the “Fund”) gained 14.22% and 13.88% for its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. During the same period, the CBOE S&P 500 Buy/Write Index (“BXM”) rose 13.26%..

We are very pleased with the performance for the period as the Fund, which targets a 50% long-market exposure, captured 60% of the S&P 500 Total Return Index’s strong performance and outperformed the benchmark CBOE S&P 500 Buy/Write Index (“BXM”) on a net basis. The Fund also beat the Morningstar Option Writing category (+9.03%) by more than 5% for the 12-month period.

The Fund seeks long-term capital appreciation by remaining fully invested in the S&P 500 Index or its equivalent, and selling SPX index call options (the “Options Portfolio”) in an effort to increase the Fund’s income, reduce the volatility of its returns and, in general, improve the reward/risk of the underlying portfolio. The Fund seeks to maintain a net market exposure of between 35% and 65%.

We are encouraged by the performance of the Fund in an environment that experienced a number of volatile market movements, notably the post-election rally and sharp move up in the summer. Given those volatile market movements, it was not an ideal environment for the Fund because of its strategy to remain hedged at all times, which can lead to the need to sell into market weakness and cover on market strength.

We remain optimistic that we can continue to achieve our long-term objective of realizing superior risk-adjusted returns by taking advantage of the overpriced nature of index options and maintaining a hedged position in the S&P 500 Index.

	Average Annualized Total Return (1) As of October 31, 2017
TCW | Gargoyle Dynamic 500 Fund	1 Year	Since Inception
I Class (Inception: 11/30/2015)	14.22%	9.20%
CBOE S&P 500 BuyWrite Index	13.26%	8.73%
N Class (Inception: 11/30/2015)	13.88%	8.90%
CBOE S&P 500 BuyWrite Index	13.26%	8.73%

(1) The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW | Gargoyle Dynamic 500 Fund

Management Discussions (Continued)

TCW | Gargoyle Dynamic 500 Fund - I Class

TCW | Gargoyle Dynamic 500 Fund - N Class

** Inception date of the Fund was 11/30/2015.

TCW | Gargoyle Dynamic 500 Collar Fund

Management Discussions

For the period February 28, 2017 (inception date) through October 31, 2017, the TCW | Gargoyle Dynamic 500 Collar Fund (the “Fund”) gained 2.20% and 2.10% for its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. During the same period, the CBOE S&P 500 95-110 Collar Index (“CLL”) rose 7.33% and the Morningstar Option Writing category returned 4.56%.

The Fund seeks long-term capital appreciation by remaining fully invested in the S&P 500 Index or its equivalent, selling SPX index call options, buying SPX index put options, and dynamically managing this Options Portfolio in an effort to maintain a relatively consistent market exposure and generate long-term capital appreciation while reducing the impact of significant market declines.

We remain optimistic that we can continue to achieve our long-term objective of realizing superior risk-adjusted returns by taking advantage of index options mispricing and maintaining a hedged position in the S&P 500 Index.

Cumulative Total Return (1) As of October 30, 2017
TCW | Gargoyle Dynamic 500 Collar Fund	Since Inception
I Class (Inception: 02/28/2017)	2.20%
CBOE S&P 500 95-110 Collar Index	7.33%
N Class (Inception: 02/28/2017)	2.10%
CBOE S&P 500 95-110 Collar Index	7.33%

(1) The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW | Gargoyle Dynamic 500 Collar Fund

Management Discussions (Continued)

TCW | Gargoyle Dynamic 500 Collar Fund - I Class

TCW | Gargoyle Dynamic 500 Collar Fund - N Class

** Inception date of the Fund was 02/28/2017.

TCW | Gargoyle Dynamic 500 Market-Neutral Fund

Management Discussions

For the period February 28, 2017 (inception date) through October 31, 2017, the TCW | Gargoyle Dynamic 500 Market-Neutral Fund (the “Fund”) gained 3.00% and 2.80% for its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. During the same period, the CBOE VIX Strangle Index (“VSTG”) fell -3.41% and the Morningstar Option Writing category returned +4.56%.

The Fund seeks long-term capital appreciation by remaining fully invested in the S&P 500 Index or its equivalent, and selling and dynamically managing a portfolio of SPX index call options (the “Options Portfolio”) in an effort to neutralize market impact and generate long-term capital appreciation regardless of the movement in the S&P 500 Index.

We are highly encouraged by the Fund’s performance versus its benchmark VSTG and we remain optimistic that we can continue to achieve our long-term objective of realizing superior risk-adjusted returns by taking advantage of the overpriced nature of index options and maintaining a hedged position in the S&P 500 Index.

Cumulative Total Return (1) As of October 31, 2017
TCW | Gargoyle Dynamic 500 Market Neutral Fund	Since Inception
I Class (Inception: 02/28/2017)	3.00%
CBOE VIX Strangle Index	(3.41)%
N Class (Inception: 02/28/2017)	2.80%
CBOE VIX Strangle Index	(3.41)%

(1) The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW | Gargoyle Dynamic 500 Market-Neutral Fund

Management Discussions (Continued)

TCW | Gargoyle Dynamic 500 Market-Neutral Fund - I Class

TCW | Gargoyle Dynamic 500 Market-Neutral Fund - N Class

** Inception date of the Fund was 02/28/2017.

TCW | Gargoyle Hedged Value Fund

Management Discussions

For the year ended October 31, 2017, the TCW | Gargoyle Hedged Value Fund (the “Fund”) returned 11.34% and 11.12% for its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. During the same period, the S&P 500 Total Return Index (“SPXT”) rose 23.63% and the Russell 1000 Value Index (“RLV”) was up 17.78%.

With a targeted 50% net-long market exposure the Fund captured 48% of the SPXT and 64% of the RLV return for the 12-month period. We are pleased with the Fund’s value methodology as the Fund’s gross Stock Portfolio performance of 24.02% outperformed the SPXT and RLV.

The Fund seeks long-term capital appreciation while exposing investors to less risk than broad-based stock market indices by combining two investment strategies. First, the Fund strives to be fully invested in US-listed equity securities of medium-large capitalization companies (the “Stock Portfolio”) that Gargoyle, the Fund’s sub-adviser, believes are attractively priced relative to medium-large capitalization US-listed stocks generally. Second, the Fund sells index call options (the “Options Portfolio”) against the Stock Portfolio in an effort to increase the Fund’s income, reduce the volatility of its returns and, in general, improve the reward/risk of the Stock Portfolio. The Fund seeks to maintain a net market exposure of between 35% and 65%.

Recent performance allowed the Fund to regain a 4-Star rating in the Morningstar option writing category for the period ending October 31, 2017. The past year can be characterized as a year in which large capitalization, positive momentum stocks led the market higher, as evidenced by the nearly 6% outperformance of the SPXT vs. the RLV. The environment in the fiscal year was not an ideal one for the Fund because our relative-value strategy typically buys stocks that are temporarily out of favor with investors and thus generally have a degree of negative momentum.

The Fund’s investment results for the fiscal year, however, were not uniform across sectors. The Fund’s best performing sectors were Financials, Information Technology and Industrials. The Fund had flat performance in Consumer Staples and Telecommunication Services. The Fund’s best individual performers were United Rentals, Inc. (URI), Lam Research Corporation (LRCX) and Zebra Technologies Corporation (ZBRA). The Fund’s worst performers were Endo International Plc (ENDP), Mallinckrodt Plc (MNK) and Bed Bath & Beyond, Inc. (BBBY).

The Fund’s Options Portfolio lost 11.27% (gross) for the fiscal year. This performance is in-line with expectations given the targeted 50% short-market exposure and the low implied volatility environment of the last 12 months. The premium captured for the fiscal year was somewhat hindered by a number of large moves in the market around last year’s election and again the past summer. This was particularly true for the smaller-cap Russell 2000 Index which comprises a large portion of the Fund’s hedge portfolio. The combined Stock and Option performance resulted in a gross gain of 12.75% for the Fund in fiscal 2017.

We believe the Fund stands to benefit as the market begins to focus more on relative value than growth. The Fund’s performance since the 2016 election has shown marked improvement as Value has performed better than it has in recent years. We remain optimistic that we can achieve our long-term objective of realizing above average rates of return over the next few years. Additionally, we believe the Fund can simultaneously enhance returns while continuing to decrease overall performance volatility through its index option writing strategy.

TCW | Gargoyle Hedged Value Fund

Management Discussions (Continued)

	Average Annualized Total Return (1) As of October 31, 2017
TCW | Gargoyle Hedged Value Fund	1 Year	3 Year*	5 Year*	10 Year*	Since Inception*
I Class (Inception: 04/30/2012)	11.34%	0.53%	7.98%	4.76%	7.53%
Russell 1000® Value Index	17.78%	7.99%	13.47%	5.99%	6.75%
S&P 500 Index	23.63%	10.76%	15.17%	7.51%	5.21%
N Class (Inception: 04/30/2012)	11.12%	0.29%	7.73%	4.62%	7.45%
Russell 1000® Value Index	17.78%	7.99%	13.47%	5.99%	6.75%
S&P 500 Index	23.63%	10.76%	15.17%	7.51%	5.21%

* Performance data includes the performance of the predecessor entity from December 31, 1999, to April 30, 2012. That entity was not a registered investment company under the Investment Company Act of 1940, as amended (‘‘40 Act’’), and therefore, it was not subject to certain investment restrictions that are imposed by the 40 Act or the tax restrictions under the Sub Chapter M of the Internal Revenue Code for a 40 Act company. If that entity had been registered under the 40 Act, the performance may have been lower. The performance also includes the performance history of the RiverPark/Gargoyle Hedged Value Fund (“RiverPark Fund”) from April 30, 2012, to July 12, 2015. RiverPark Fund was a registered investment company under the 40 Act.

(1) The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW | Gargoyle Hedged Value Fund - I Class

TCW | Gargoyle Hedged Value Fund

Management Discussions (Continued)

TCW | Gargoyle Hedged Value Fund - N Class

** The Fund changed its fiscal year end to October 31.

TCW | Gargoyle Systematic Value Fund

Management Discussions

For the year ended October 31, 2017, the TCW | Gargoyle Systematic Value Fund (the “Fund”) returned 20.17% and 19.70% for its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. During the same period, the Russell Mid Cap Value Index (“RMV”) returned 17.12%.

We are pleased with the performance of the relative-value orientation and equal weighting methodology. This approach takes into account metrics other than price to book value, including sales and earnings ratios. The RMV is constructed based almost exclusively on book value and is a capitalization weighted index. The Fund seeks long-term capital appreciation by remaining fully invested in US-listed equity securities of medium-large capitalization companies that Gargoyle, the Fund’s sub-adviser, believes are attractively priced relative to medium-large capitalization US-listed stocks generally.

The past twelve months can be characterized as a year in which the large capitalization, positive momentum stocks led the market higher as evidenced by the 6.5% outperformance of the S&P 500 Total Return Index (“SPXT”) (+ 23.63%) vs. the RMV. In spite of that the Fund was able to outperform its benchmark.

The Fund’s investment results for the fiscal year were not uniform across sectors. The Fund’s best performing sectors were Financials, Information Technology and Industrials. The Fund lost small amounts in Energy and Telecommunication Services. The Fund’s best performers were Lam Research Corporation (LRCX), XPO Logistics, Inc. (XPO) and United Rentals, Inc. (URI). The Fund’s worst performers were Bed Bath & Beyond (BBBY), Chicago Bridge & Iron Co. (CBI), and QEP Resources (QEP).

We believe the Fund stands to benefit as the market begins to focus more on relative value than growth. The Fund’s performance since the 2016 election has shown marked improvement as Value has performed better than it has in recent years. We remain optimistic that we can achieve our long-term objective of realizing above average rates of return over the next few years.

	Average Annualized Total Return (1) As of October 31, 2017
TCW | Gargoyle Systematic Value Fund	1 Year	Since Inception
I Class (Inception: 11/30/2015)	20.17%	5.73%
Russell Midcap® Value Index	17.12%	12.75%
N Class (Inception: 11/30/2015)	19.70%	5.44%
Russell Midcap® Value Index	17.12%	12.75%

(1) The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW | Gargoyle Systematic Value Fund

Management Discussions (Continued)

TCW | Gargoyle Systematic Value Fund - I Class

TCW | Gargoyle Systematic Value Fund - N Class

** Inception date of the Fund was 11/30/2015.

TCW High Dividend Equities Long/Short Fund

Management Discussions

For the year ended October 31, 2017, the TCW High Dividend Equities Long/Short Fund (the “Fund”) generated returns of 7.65% and 7.41% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the S&P 500, had a positive return of 23.63% over the same period.

On an attribution basis, the Fund’s underperformance relative to its benchmark during the period was both a result of negative stock selection and sector allocation. Relative to its benchmark index, the Fund’s largest sector overweight was in Real Estate (average weight of 17.71% up 4.25% vs. an average weight of 2.90% up 9.44% for the index) hurt performance. The Fund’s largest sector underweight was in Information Technology (average weight of 5.58% up 11.13% vs. an average weight of 22.25% up 38.95% for the index), which also detracted from relative performance. From a stock selection perspective, notable detractors included Kinder Morgan (KMI) and Seritage Growth Properties (SRG). Conversely, positive contributors to the Fund’s performance included EnPro Industries (NPO) and Sinclair Broadcast Group (SBGI).

The past 2 years have been a period in the markets characterized by large gains and low volatility. The past year in particular saw most major indices post remarkable double-digit gains. However, the performance distribution was bifurcated, as the traditional high dividend sectors of the market largely failed to participate in the rally. Although Utilities were able to keep up with broader indices, other dividend focused sectors such as Consumer Staples, REITs, BDCs, and Telecoms lagged the market by a considerable amount. Given that the middle of 2016 marked a time when global markets began to price in an acceleration in economic growth, it made sense for the more beta-rich sectors to rally relative to more defensive, high dividend segments of the market. Since November 2016, the outperformance of the stock market has been further fueled by the election of President Trump, carrying with it promises of incrementally higher growth through deregulation, corporate tax reform and infrastructure spending. Again, it was clear that most dividend-payers with stable fundamentals would likely not benefit as much as more cyclically exposed, heavily regulated companies. Additionally, a substantial fraction of the S&P’s recent gains has been driven by the flows to the technology space. For example, consider that Apple, Microsoft, Amazon, Facebook and Google make up approximately 14% of the S&P and are up on average over ~40% over the past year.

Our view is that over time, the disparity in performance will reverse. High dividend stocks have historically outperformed the broader markets, and we expect a reversion as (i) expectations for earnings growth and tax reform in the U.S. are now likely to be meaningfully priced in given that markets have gained over 20% since the election, and (ii) valuations in our high-dividend sectors are now very attractive from a relative standpoint. However, as we have previously stated, it is difficult to have any confidence with regard to the precise timing of a potential reversal – the “beta/growth/high-tech/pro-cyclical” rally could last as long as the macro-economic data are supportive, a period which could continue through a number of quarters.

While our high dividend investment universe has recently fallen out of favor with investors who prefer areas with more upside capture and volatility, we continue to find pockets of compelling opportunity. For example, REITs have underperformed the broader markets meaningfully over the past year, and we believe that conditions are set for the space to rebound in relative performance over the near- to medium term. We also see opportunity in select, well managed names in the BDC space. We have high confidence that income investing is unlikely to remain out of favor for very long. There are compelling forces –

TCW High Dividend Equities Long/Short Fund

Management Discussions (Continued)

such as the robust long-term secular demographic trend of the aging of the population – which will draw investors seeking safety and yield to our areas of focus.

We thank you for your continued trust in our philosophy, management, and process.

	Average Annualized Total Return (1) As of October 31, 2017
TCW High Dividend Equities Long/Short Fund	1 Year	Since Inception
I Class (Inception: 11/30/2015)	7.65%	2.55%
S&P 500 Index	23.63%	14.10%
N Class (Inception: 11/30/2015)	7.41%	2.31%
S&P 500 Index	23.63%	14.10%

(1) The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW High Dividend Equities Long / Short Fund - I Class

TCW High Dividend Equities Long/Short Fund

Management Discussions (Continued)

TCW High Dividend Equities Long/Short Fund - N Class

** Inception date of the Fund was 11/30/2015.

TCW Long/Short Fundamental Value Fund

Management Discussions

The TCW Long/Short Fundamental Value Fund (the “Fund”) commenced operation on September 29, 2017. As of October 31, 2017, the Fund generated a net return of +0.80% for the month versus +2.33% for the S&P 500 Index, the Fund’s benchmark. In addition, the Morningstar Long/Short Equity category and the Russell 2000 Index returned +0.40% and +0.85%, respectively, during the same period.

The divergence between growth and value stocks returned to its 2017 pattern in October with the Russell 2000 Growth Index outperforming the Russell 2000 Value Index 1.5% to 0.1%. This brings Growth’s outperformance of Value this year to almost 13%. Some market pundits have questioned whether value investing is permanently out of favor and others have questioned whether the growth stock trade has become too crowded. Looking back at the history of the market, outperformance of Value vs. Growth tends to go in cycles. Growth stocks tend to outperform during times of increased risk taking, but value stocks have outperformed over the long-term with significantly less volatility.

The Fund’s top three performers were in the financial sector: two insurance companies and a boutique investment bank. Our insurance company holdings have shown resilience in the face of Mother Nature’s destruction in recent months.

The retail sector of the market has suffered this past year. While the S&P 500 is up 16.9% through October, the S&P Retail Select is down 9.3%. Certain components of the retail space are down 80 to 90%. Opportunities are often available when a market sector undergoes this degree of disruption and we have identified pockets of opportunity. We took small positions in two retailers, and they were two of our largest detractors from performance in October following disappointing revenue trends. The overall impact to the portfolio is small since these positions were relatively small. We continue to look for opportunities in segments going through significant disruption, but as always we will proceed cautiously.

Cumulative Total Return (1) As of October 31, 2017
TCW Long/Short Fundamental Value Fund	Since Inception
I Class (Inception: 09/29/2017)	0.80%
S&P 500 Index	2.33%
N Class (Inception: 09/29/2017)	0.80%
S&P 500 Index	2.33%

(1) The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW | Gargoyle Dynamic 500 Fund
Schedule of Investments	October 31, 2017

Number of Shares	Exchange Traded Funds	Value

	Exchange Traded Funds (101.1%)
29,420	SPDR S&P 500 ETF Trust (1) (2)	$7,565,353

	Total Exchange Traded Funds (Cost: $6,367,684) (101.1%)	7,565,353

	Total Investments Before Written Option (Cost: 6,367,684) (101.1%)	7,565,353

	Written Options

	Written Options (Cost -$92,138) (-1.6%)	(122,090)

	Excess of Other Assets over Liabilities (0.5%)	35,193

	Net Assets (100.0%)	$7,478,456

(1)	A portion of this security is segregated to cover for written options.
(2)	SPDR S&P 500 ETF Trust (the “S&P 500 ETF”) is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940. The S&P 500 ETF was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the component common stocks, in substantially the same weighting, which comprise the Standard & Poor’s 500 Index (the “S&P 500 Index”). Each unit of fractional undivided interest in the S&P 500 ETF is referred to as a “Unit”. The S&P 500 ETF seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500 Index. You can access the financial statements of this ETF by going to the fund’s homepage at (https://us.spdrs.com/en/etf/spdr-sp-500-etf-SPY).

Description	Call/Put	Number of contracts	Notional amount	Exercise price	Expiration date	Premiums (Received)	Value
Written Options - Exchange Traded
S&P 500 Index	Call	5	(1,660,656)	$2,525.00	11/17/17	$(12,545)	$(27,300)
S&P 500 Index	Call	18	(5,978,363)	2,560.00	12/15/17	(52,001)	(67,950)
S&P 500 Index	Call	8	(2,657,050)	2,575.00	12/29/17	(27,592)	(26,840)

Total Written Options - Exchange Traded						$(92,138)	$(122,090)

Notes to the Schedule of Investments:

ETF -	Exchange Traded Fund
S&P -	Standard and Poor’s
SPDR	Standard and Poor’s Depositary Receipt

See accompanying notes to financial statements.

TCW | Gargoyle Dynamic 500 Fund
Investments by Industry	October 31, 2017

Industry	Percentage of Net Assets
Exchange Traded Funds	101.1%
Written Options	(1.6)
Excess of Other Assets over Liabilities	0.5

Total	100.0%

See accompanying notes to financial statements.

TCW | Gargoyle Dynamic 500 Collar Fund
Schedule of Investments	October 31, 2017

Number of Shares	Exchange Traded Funds	Value

	Exchange Traded Funds (98.9%)
4,000	SPDR S&P 500 ETF Trust (1) (2)	$1,028,600

	Total Exchange Traded Funds (Cost: $954,851) (98.9%)	1,028,600

	Purchased Options

	Purchased Options (Cost $51,894) (2.1%)	21,620

	Total Investments Before Written Option (Cost: 1,006,745) (101.0%)	1,050,220

	Written Options
	Written Options (Cost -$8,612) (-0.8%)	(7,900)

	Liabilities in Excess of Other Assets (-0.2%)	(2,448)

	Net Assets (100.0%)	$1,039,872

(1)	A portion of this security is segregated to cover for written options.
(2)	SPDR S&P 500 ETF Trust (the “S&P 500 ETF”) is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940. The S&P 500 ETF was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the component common stocks, in substantially the same weighting, which comprise the Standard & Poor’s 500 Index (the “S&P 500 Index”). Each unit of fractional undivided interest in the S&P 500 ETF is referred to as a “Unit”. The S&P 500 ETF seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500 Index. You can access the financial statements of this ETF by going to the fund’s homepage at (https://us.spdrs.com/en/etf/spdr-sp-500-etf-SPY).

Description	Call/Put	Number of contracts	Notional amount	Exercise price	Expiration date	Premiums Paid	Value
Purchased Options - Exchange Traded
S&P 500 Index	Put	4	1,328,525	$2,425.00	06/15/18	$51,894	$21,620

Description	Call/Put	Number of contracts	Notional amount	Exercise price	Expiration date	Premiums (Received)	Value
Written Options - Exchange Traded
S&P 500 Index	Call	4	(1,328,525)	$2,600.00	12/29/17	$(8,612)	$(7,900)

Notes to the Schedule of Investments:

ETF -	Exchange Traded Fund
S&P -	Standard and Poor’s
SPDR	Standard and Poor’s Depositary Receipt

See accompanying notes to financial statements.

TCW | Gargoyle Dynamic 500 Collar Fund
Investments by Industry	October 31, 2017

Industry	Percentage of Net Assets
Exchange Traded Funds	98.9%
Purchased Options	2.1
Written Options	(0.8)
Liabilities in Excess of Other Assets	(0.2)

Total	100.0%

See accompanying notes to financial statements.

TCW | Gargoyle Dynamic 500 Market-Neutral Fund
Schedule of Investments	October 31, 2017

Number of Shares	Exchange Traded Funds	Value

	Exchange Traded Funds (104.7%)
4,600	SPDR S&P 500 ETF Trust (1) (2)	$1,182,890

	Total Exchange Traded Funds (Cost: $1,099,103) (104.7%)	1,182,890

	Total Investments Before Written Option (Cost: 1,099,103) (104.7%)	1,182,890

	Written Options
	Written Options (Cost -$37,327) (-4.0%)	(45,147)

	Liabilities in Excess of Other Assets (-0.7%)	(7,359)

	Net Assets (100.0%)	$1,130,384

(1)	A portion of this security is segregated to cover for written options.
(2)	SPDR S&P 500 ETF Trust (the “S&P 500 ETF”) is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940. The S&P 500 ETF was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the component common stocks, in substantially the same weighting, which comprise the Standard & Poor’s 500 Index (the “S&P 500 Index”). Each unit of fractional undivided interest in the S&P 500 ETF is referred to as a “Unit”. The S&P 500 ETF seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500 Index. You can access the financial statements of this ETF by going to the fund’s homepage at (https://us.spdrs.com/en/etf/spdr-sp-500-etf-SPY).

Description	Call/Put	Number of contracts	Notional amount	Exercise price	Expiration date	Premiums (Received)	Value
Written Options - Exchange Traded
S&P 500 Index	Call	2	(664,263)	$2,525.00	11/17/17	$(8,050)	$(10,920)
S&P 500 Index	Call	1	(332,131)	2,540.00	11/17/17	(2,383)	(4,140)
S&P 500 Index	Call	1	(332,131)	2,550.00	11/17/17	(2,487)	(3,305)
S&P 500 Index	Call	3	(996,394)	2,510.00	12/15/17	(20,603)	(23,250)
SPDR S&P 500 ETF Trust	Call	5	(128,575)	252.00	12/15/17	(3,804)	(3,532)

Total Written Options - Exchange Traded						$(37,327)	$(45,147)

Notes to the Schedule of Investments:

ETF -	Exchange Traded Fund
S&P -	Standard and Poor’s
SPDR	Standard and Poor’s Depositary Receipt

See accompanying notes to financial statements.

TCW | Gargoyle Dynamic 500 Market-Neutral Fund
Investments by Industry	October 31, 2017

Industry	Percentage of Net Assets
Exchange Traded Funds	104.7%
Written Options	(4.0)
Liabilities in Excess of Other Assets	(0.7)

Total	100.0%

See accompanying notes to financial statements.

TCW | Gargoyle Hedged Value Fund
Schedule of Investments	October 31, 2017

Number of Shares	Common Stock	Value

	Consumer Discretionary (16.5%)
9,715	AMC Networks, Inc., Class A (1)	$494,299
13,000	AutoNation, Inc. (1)	616,200
21,382	Ford Motor Co. (2)	262,357
20,100	General Motors Co. (2)	863,898
16,900	Goodyear Tire & Rubber Co. (The) (2)	516,971
27,506	International Game Technology PLC	646,391
7,600	Kohl’s Corp.	317,376
7,600	Liberty Global PLC, Class A (1)	234,460
20,800	Macy’s, Inc.	390,208
13,598	Michael Kors Holdings, Ltd. (1)	663,718
15,000	Michaels Cos., Inc. (The) (1)	291,300
6,067	PVH Corp. (2)	769,356
2,400	Signet Jewelers, Ltd.	157,368

	Total Consumer Discretionary	6,223,902

	Consumer Staples (2.5%)
6,200	Molson Coors Brewing Co., Class B	501,394
6,800	TreeHouse Foods, Inc. (1)	451,384

	Total Consumer Staples	952,778

	Energy (6.2%)
14,394	EnLink Midstream LLC (2)	223,107
25,067	Marathon Oil Corp.	356,453
26,269	Range Resources Corp.	475,732
58,275	Transocean, Ltd. (1) (2)	611,888
8,677	Valero Energy Corp.	684,529

	Total Energy	2,351,709

	Financials (17.2%)
2,873	Affiliated Managers Group, Inc.	535,815
10,700	Assured Guaranty, Ltd.	396,970
30,525	CNO Financial Group, Inc.	731,684
12,171	Franklin Resources, Inc.	512,764
17,630	Legg Mason, Inc. (2)	673,113
22,342	Leucadia National Corp. (2)	565,253
61,763	MGIC Investment Corp. (1) (2)	883,211
5,107	Prudential Financial, Inc. (2)	564,119
49,750	Radian Group, Inc.	1,042,760
13,875	Voya Financial, Inc.	557,220

	Total Financials	6,462,909

	Health Care (16.6%)
8,252	AbbVie, Inc.	744,743

See accompanying notes to financial statements.

TCW | Gargoyle Hedged Value Fund
Schedule of Investments (Continued)	October 31, 2017

Number of Shares	Common Stock	Value

	Health Care (Continued)
15,957	Allscripts Healthcare Solutions, Inc. (1)	$215,100
1,500	Amgen, Inc.	262,829
12,706	Baxter International, Inc. (2)	819,156
2,047	Biogen, Inc. (1)	637,968
8,400	Centene Corp. (1)	786,828
8,840	Express Scripts Holding Co. (1)	541,804
6,846	Gilead Sciences, Inc. (2)	513,176
3,500	Jazz Pharmaceuticals PLC (1)	495,355
6,945	Perrigo Co. PLC	562,476
5,519	United Therapeutics Corp. (1)	654,498

	Total Health Care	6,233,933

	Industrials (12.0%)
17,900	Avis Budget Group, Inc. (1) (2)	738,375
5,126	Delta Air Lines, Inc.	256,454
13,452	Owens Corning (2)	1,112,346
9,872	United Continental Holdings, Inc. (1)	577,315
8,080	United Rentals, Inc. (1)	1,143,158
20,433	USG Corp. (1) (2)	701,465

	Total Industrials	4,529,113

	Information Technology (24.6%)
12,000	Akamai Technologies, Inc. (1)	626,999
2,556	Belden, Inc.	204,250
14,974	CA, Inc.	484,858
10,662	DST Systems, Inc.	625,006
24,220	eBay, Inc. (1) (2)	911,641
4,229	Lam Research Corp.	882,043
4,800	LogMeIn, Inc.	581,040
13,133	NCR Corp. (1)	421,438
41,041	Nuance Communications, Inc. (1)	604,944
16,400	Open Text Corp.	573,672
17,148	Seagate Technology PLC	633,962
34,757	Twitter, Inc. (1)	716,689
4,285	VMware, Inc., Class A (1) (2)	512,872
14,619	Xerox Corp.	443,102
8,931	Zebra Technologies Corp., Class A (1)	1,035,907

	Total Information Technology	9,258,423

	Materials (5.3%)
19,563	Mosaic Co. (The)	437,037
21,930	Owens-Illinois, Inc. (1)	523,908
44,000	Platform Specialty Products Corp. (1)	470,800

See accompanying notes to financial statements.

TCW | Gargoyle Hedged Value Fund
Schedule of Investments (Continued)	October 31, 2017

Number of Shares	Common Stock	Value

	Materials (Continued)
7,426	Reliance Steel & Aluminum Co.	$570,614

	Total Materials	2,002,359

	Telecommunication Services (0.8%)
9,100	AT&T, Inc.	306,215

	Total Common Stock (Cost: $30,602,882) (101.7%)	38,321,341

	Total Investments Before Written Option (Cost: 30,602,882) (101.7%)	38,321,341

	Written Options

	Written Options (Cost -$610,087) (-2.0%)	(759,660)

	Excess of Other Assets over Liabilities (0.3%)	112,869

	Net Assets (100.0%)	$37,674,550

(1)	Non-income producing security.
(2)	All or a portion of this security is segregated to cover for written options.

Description	Call/Put	Number of contracts	Notional amount	Exercise price	Expiration date	Premiums (Received)	Value

Written Options - Exchange Traded
NASDAQ 100 Index,	Call	4	(3,223,506)	$6,050.00	11/17/17	$(34,434)	$(87,040)
Russell 2000 Index	Call	14	(2,713,377)	1,440.00	11/17/17	(46,698)	(92,610)
Russell 2000 Index	Call	8	(1,550,501)	1,490.00	11/17/17	(26,712)	(19,880)
Russell 2000 Index	Call	10	(1,938,126)	1,500.00	11/17/17	(32,889)	(18,550)
Russell 2000 Index	Call	7	(1,356,688)	1,510.00	11/17/17	(17,003)	(9,240)
Russell 2000 Index	Call	5	(969,063)	1,500.00	11/30/17	(16,695)	(11,800)
Russell 2000 Index	Call	7	(1,356,688)	1,470.00	12/15/17	(33,173)	(34,755)
Russell 2000 Index	Call	16	(3,101,002)	1,490.00	12/15/17	(56,463)	(57,280)
Russell 2000 Index	Call	31	(6,008,191)	1,500.00	12/15/17	(81,418)	(92,070)
Russell 2000 Index	Call	19	(3,682,440)	1,510.00	12/15/17	(49,570)	(45,980)
S&P 500 Index	Call	8	(2,657,050)	2,540.00	11/17/17	(17,672)	(33,120)
S&P 500 Index	Call	14	(4,649,838)	2,540.00	11/30/17	(34,565)	(64,260)
S&P 500 Index	Call	10	(3,321,313)	2,550.00	12/15/17	(35,090)	(45,050)
S&P 500 Index	Call	16	(5,314,101)	2,555.00	12/15/17	(51,023)	(66,000)
S&P 500 Index	Call	7	(2,324,919)	2,560.00	12/15/17	(21,903)	(26,425)
S&P 500 Index	Call	20	(6,642,626)	2,575.00	12/15/17	(54,779)	(55,600)

Total Written Options - Exchange Traded						$(610,087)	$(759,660)

Notes to the Schedule of Investments:

NASDAQ -	National Association of Securities Dealers Automated Quotations.
S&P -	Standard and Poor’s

See accompanying notes to financial statements.

TCW | Gargoyle Hedged Value Fund
Investments by Industry	October 31, 2017

Industry	Percentage of Net Assets

Information Technology	24.6%
Financials	17.2
Health Care	16.6
Consumer Discretionary	16.5
Industrials	12.0
Energy	6.2
Materials	5.3
Consumer Staples	2.5
Telecommunication Services	0.8
Written Options	(2.0)
Excess of Other Assets over Liabilities	0.3

Total	100.0%

See accompanying notes to financial statements.

TCW | Gargoyle Systematic Value Fund
Schedule of Investments	October 31, 2017

Number of Shares	Common Stock	Value

	Consumer Discretionary (17.4%)
294	AMC Networks, Inc., Class A (1)	$14,959
400	AutoNation, Inc. (1)	18,960
112	DISH Network Corp., Class A (1)	5,436
1,079	Ford Motor Co.	13,239
467	General Motors Co.	20,072
447	Goodyear Tire & Rubber Co. (The)	13,674
30	Graham Holdings Co., Class B	16,694
900	International Game Technology PLC	21,150
279	Kohl’s Corp.	11,651
454	Liberty Global PLC, Class A (1)	14,006
902	Macy’s, Inc.	16,922
363	Michael Kors Holdings, Ltd. (1)	17,718
800	Michaels Cos., Inc. (The) (1)	15,536
143	PVH Corp.	18,134
266	Tenneco, Inc.	15,457
432	Viacom, Inc., Class B	10,381

	Total Consumer Discretionary	243,989

	Consumer Staples (5.0%)
193	Edgewell Personal Care Co. (1)	12,531
190	Molson Coors Brewing Co., Class B	15,365
800	Pilgrim’s Pride Corp. (1)	25,424
259	TreeHouse Foods, Inc. (1)	17,192

	Total Consumer Staples	70,512

	Energy (5.8%)
742	Antero Resources Corp. (1)	14,395
932	EnLink Midstream LLC	14,446
1,381	Marathon Oil Corp.	19,638
883	Range Resources Corp.	15,991
1,662	Transocean, Ltd. (1)	17,451

	Total Energy	81,921

	Financials (16.1%)
109	Affiliated Managers Group, Inc.	20,329
486	Assured Guaranty, Ltd.	18,031
965	CNO Financial Group, Inc.	23,131
473	Legg Mason, Inc.	18,059
870	Leucadia National Corp.	22,011
371	LPL Financial Holdings, Inc.	18,405
1,643	MGIC Investment Corp. (1)	23,495
172	Prudential Financial, Inc.	18,999
1,098	Radian Group, Inc.	23,014

See accompanying notes to financial statements.

TCW | Gargoyle Systematic Value Fund
Schedule of Investments (Continued)	October 31, 2017

Number of Shares	Common Stock	Value

	Financials (Continued)
168	Reinsurance Group of America, Inc.	$25,096
382	Voya Financial, Inc.	15,341

	Total Financials	225,911

	Health Care (19.2%)
252	AbbVie, Inc.	22,743
366	Akorn, Inc. (1)	11,921
60	Allergan PLC	10,634
171	AmerisourceBergen Corp.	13,158
200	Amgen, Inc.	35,044
368	Baxter International, Inc.	23,725
54	Biogen, Inc. (1)	16,830
230	Centene Corp. (1)	21,544
274	Express Scripts Holding Co. (1)	16,793
193	Gilead Sciences, Inc.	14,467
87	HCA Healthcare, Inc. (1)	6,582
123	Jazz Pharmaceuticals PLC (1)	17,408
130	McKesson Corp.	17,924
257	Molina Healthcare, Inc. (1)	17,432
146	Perrigo Co. PLC	11,825
102	United Therapeutics Corp. (1)	12,096

	Total Health Care	270,126

	Industrials (11.9%)
430	Avis Budget Group, Inc. (1)	17,738
348	Delta Air Lines, Inc.	17,410
269	Eaton Corp. PLC	21,525
298	Owens Corning	24,642
178	Regal Beloit Corp.	14,445
277	United Continental Holdings, Inc. (1)	16,199
200	United Rentals, Inc. (1)	28,296
506	USG Corp. (1)	17,371
156	WESCO International, Inc. (1)	9,851

	Total Industrials	167,477

	Information Technology (19.5%)
364	Akamai Technologies, Inc. (1)	19,019
473	CA, Inc.	15,316
326	DST Systems, Inc.	19,110
585	eBay, Inc. (1)	22,019
1,232	Flex, Ltd. (1)	21,930
609	Jabil, Inc.	17,223
151	Lam Research Corp.	31,494

See accompanying notes to financial statements.

TCW | Gargoyle Systematic Value Fund
Schedule of Investments (Continued)	October 31, 2017

Number of Shares	Common Stock	Value

	Information Technology (Continued)
146	LogMeIn, Inc.	$17,673
415	NCR Corp. (1)	13,317
1,026	Nuance Communications, Inc. (1)	15,123
528	Open Text Corp.	18,469
524	Seagate Technology PLC	19,372
943	Twitter, Inc. (1)	19,445
370	Xerox Corp.	11,215
112	Zebra Technologies Corp., Class A (1)	12,991

	Total Information Technology	273,716

	Materials (2.9%)
754	Owens-Illinois, Inc. (1)	18,013
1,287	Platform Specialty Products Corp. (1)	13,771
120	Reliance Steel & Aluminum Co.	9,221

	Total Materials	41,005

	Telecommunication Services (2.2%)
437	AT&T, Inc.	14,705
812	CenturyLink, Inc.	15,420

	Total Telecommunication Services	30,125

	Total Common Stock (Cost: $1,234,787) (100.0%)	1,404,782

Total Investments (Cost: $1,234,787) (100.0%)		1,404,782

Excess of Other Assets over Liabilities (0.0%)		356

Net Assets (100.0%)		$1,405,138

(1)	Non-income producing security.

See accompanying notes to financial statements.

TCW | Gargoyle Systematic Value Fund
Investments by Industry	October 31, 2017

Industry	Percentage of Net Assets
Information Technology	19.5%
Health Care	19.2
Consumer Discretionary	17.4
Financials	16.1
Industrials	11.9
Energy	5.8
Consumer Staples	5.0
Materials	2.9
Telecommunication Services	2.2

Total	100.0%

See accompanying notes to financial statements.

TCW High Dividend Equities Long/Short Fund
Schedule of Investments	October 31, 2017

Number of Shares	Common Stock	Value

	Consumer Discretionary (16.5%)
983	DR Horton, Inc.	$43,459
4,521	National CineMedia, Inc.	30,426
1,084	Newell Brands, Inc.	44,206
730	Nexstar Media Group, Inc., Class A	46,574
1,169	Toll Brothers, Inc.	53,821

	Total Consumer Discretionary	218,486

	Energy (5.0%)
3,674	Kinder Morgan, Inc.	66,536

	Financials (15.3%)
4,731	Ares Capital Corp.	76,075
1,521	Greenhill & Co., Inc.	27,834
8,939	Oaktree Specialty Lending Corp.	51,936
831	Wells Fargo & Co.	46,652

	Total Financials	202,497

	Industrials (5.5%)
872	EnPro Industries, Inc. (1)	73,022

	Information Technology (5.1%)
159	Apple, Inc.	26,877
268	International Business Machines Corp.	41,288

	Total Information Technology	68,165

	Real Estate Investment Trust (REIT) (30.8%)
532	American Tower Corp.	76,432
4,081	Clipper Realty, Inc.	44,359
5,743	Colony NorthStar, Inc., Class A	70,524
1,387	Invitation Homes, Inc.	31,305
3,401	Kennedy-Wilson Holdings, Inc.	66,150
1,052	Seritage Growth Properties, Class A	43,269
247	Simon Property Group, Inc.	38,367
1,983	Tier REIT, Inc.	38,806

	Total Real Estate Investment Trust (REIT)	409,212

	Telecommunication Services (3.3%)
914	Verizon Communications, Inc.	43,753

	Total Common Stock (Cost: $1,033,885) (81.5%)	1,081,671

See accompanying notes to financial statements.

TCW High Dividend Equities Long/Short Fund
Schedule of Investments (Continued)	October 31, 2017

Number of Shares	Purchased Options	Value

	Purchased Options (Cost $30,004) (0.6%)	$7,988

	Total Investments Before Investments Sold Short and Written Options (Cost: $1,063,889) (82.1%)	1,089,659

	Securities Sold Short
	Consumer Discretionary (-1.9%)
(1,895)	American Eagle Outfitters, Inc.	(24,673)

	Consumer Staples (-4.7%)
(134)	Clorox Co. (The)	(16,955)
(1,175)	Flowers Foods, Inc.	(22,360)
(762)	Hormel Foods Corp.	(23,744)

	Total Consumer Staples	(63,059)

	Energy (-2.1%)
(804)	National Oilwell Varco, Inc.	(27,489)

	Health Care (-1.0%)
(108)	United Therapeutics Corp. (2)	(12,808)

	Information Technology (-1.0%)
(409)	Teradata Corp. (2)	(13,681)

	Real Estate Investment Trust (REIT) (-1.5%)
(252)	Life Storage, Inc.	(20,366)

	Total Securities Sold Short (Cost: -$165,734) (-12.2%)	(162,076)

	Written Options
	Written Options (Cost -$23,285) (-0.3%)	(3,780)

	Total Investments Net of Securities Sold Short and Written Options (Cost: $874,870) (69.6%)	923,803

	Excess of Other Assets over Liabilities (30.4%)	403,762

	Net Assets (100.0%)	$1,327,565

(1)	All of this security is segregated to cover for written options.
(2)	Non-income producing security.

See accompanying notes to financial statements.

TCW High Dividend Equities Long/Short Fund
Schedule of Investments (Continued)	October 31, 2017

Description	Call/Put	Number of contracts	Notional amount	Exercise price	Expiration date	Premiums Paid	Value
Purchased Options - Exchange Traded
Energy Select Sector SPDR Fund	Call	9	61,119	$65.00	01/19/18	$2,800	$3,308
SPDR S&P 500 ETF Trust	Put	45	1,157,175	242.00	12/29/17	27,204	4,680

Total Purchased Options - Exchange Traded						$30,004	$7,988

Description	Call/Put	Number of contracts	Notional amount	Exercise price	Expiration date	Premiums (Received)	Value
Written Options - Exchange Traded
SPDR S&P 500 ETF Trust	Put	45	(1,157,175)	$239.00	12/29/17	$(23,285)	$(3,780)

Notes to the Schedule of Investments:

ETF -	Exchange Traded Fund
S&P -	Standard and Poor’s
SPDR -	Standard and Poor’s Depositary Receipt

See accompanying notes to financial statements.

TCW High Dividend Equities Long/Short Fund
Investments by Industry	October 31, 2017

Industry	Long Investments Percentage of Net Assets	Short Investments Percentage of Net Assets
Real Estate Investment Trust (REIT)	30.8%	(1.5)%
Consumer Discretionary	16.5	(1.9)
Financials	15.3	—
Industrials	5.5	—
Information Technology	5.1	(1.0)
Energy	5.0	(2.1)
Telecommunication Services	3.3	—
Purchased Options	0.6	—
Consumer Staples	—	(4.7)
Health Care	—	(1.0)
Written Options	(0.3)	—
Excess of Other Assets over Liabilities	30.4	—

Total	112.2%	(12.2)%

See accompanying notes to financial statements.

TCW Long/Short Fundamental Value Fund
Schedule of Investments	October 31, 2017

Number of Shares	Common Stock	Value

	Consumer Discretionary (12.1%)
4,147	Barnes & Noble Education, Inc. (1)	$22,601
4,885	BBX Capital Corp.	39,520
2,526	Hibbett Sports, Inc. (1)	32,333
2,579	National CineMedia, Inc.	17,357

	Total Consumer Discretionary	111,811

	Financials (42.9%)
1,066	Bank of America Corp.	29,198
1,674	Donegal Group, Inc., Class A	28,692
2,790	Esquire Financial Holdings, Inc. (1)	46,621
171	First Northwest Bancorp (1)	2,893
506	First Savings Financial Group, Inc.	27,911
697	FS Bancorp, Inc.	37,833
1,700	Greenhill & Co., Inc.	31,109
982	Independence Holding Co.	26,661
2,209	Kingstone Cos., Inc.	35,786
100	NI Holdings, Inc. (1)	1,789
1,483	Owens Realty Mortgage, Inc.	26,635
2,293	Sutherland Asset Management Corp.	35,884
10,080	Tiptree, Inc.	67,032

	Total Financials	398,044

	Industrials (14.7%)
1,479	Air Transport Services Group, Inc. (1)	35,792
72	AMERCO	28,270
5,567	Great Lakes Dredge & Dock Corp. (1)	28,392
2,115	WestJet Airlines, Ltd. (CAD) (2)	44,233

	Total Industrials	136,687

	Information Technology (4.2%)
466	Dell Technologies, Inc., Class V (1)	38,571

	Real Estate Investment Trust (REIT) (3.0%)
1,955	Armada Hoffler Properties, Inc.	27,898

	Total Common Stock (Cost: $700,038) (76.9%)	713,011

See accompanying notes to financial statements.

TCW Long/Short Fundamental Value Fund
Schedule of Investments (Continued)	October 31, 2017

Number of Shares	Preferred Stock	Value

	Financials (6.5%)
18	Huntington Bancshares, Inc., 8.50%, Perpetual Maturity	$25,290
1,387	Sutherland Asset Management Corp., 7.00%, Maturity 08/15/23	35,230

	Total Financials	60,520

	Total Preferred Stock (Cost: $62,148) (6.5%)	60,520

	Total Investments Before Securities Sold Short (Cost: $762,186) (83.4%)	773,531

	Securities Sold Short
	Exchange Traded Funds (-29.2%)
(911)	iShares Russell 2000 ETF (3)	(135,976)
(1,088)	iShares Russell 2000 Value ETF (3)	(135,108)

	Total Exchange Traded Funds	(271,084)

	Information Technology (-4.3%)
(330)	VMware, Inc., Class A (1)	(39,497)

	Total Securities Sold Short (Cost: -$307,398) (-33.5%)	(310,581)

	Total Investments Net of Securities Sold Short (Cost: $454,788) (49.9%)	462,950

	Excess of Other Assets over Liabilities (50.1%)	464,365

	Net Assets (100.0%)	$927,315

(1)	Non-income producing security.
(2)	Security denominated in foreign currency.
(3)

The iShares Russell 2000 ETF seeks to track the investment results of the Russell 2000® Index which measures the performance of the small capitalization sector of the U.S. equity market, as defined by FTSE Russell.

Notes to the Schedule of Investments:

CAD -            Canadian Dollar

ETF -            Exchange Traded Fund

See accompanying notes to financial statements.

TCW Long/Short Fundamental Value Fund
Investments by Industry	October 31, 2017

Industry	Long Investments Percentage of Net Assets	Short Investments Percentage of Net Assets
Financials	49.4%	—%
Industrials	14.7	—
Consumer Discretionary	12.1	—
Information Technology	4.2	(4.3)
Real Estate Investment Trust (REIT)	3.0	—
Exchange Traded Funds	—	(29.2)
Excess of Other Assets over Liabilities	50.1	—

Total	133.5%	(33.5)%

See accompanying notes to financial statements.

TCW Alternative Funds
Statements of Assets and Liabilities	October 31, 2017

	TCW | Gargoyle Dynamic 500 Fund	TCW | Gargoyle Dynamic 500 Collar Fund	TCW | Gargoyle Dynamic 500 Market-Neutral Fund	TCW | Gargoyle Hedged Value Fund
ASSETS:
Investments, at Value (1)	$7,565,353	$1,050,220	$1,182,890	$38,321,341
Cash	49,178	6,862	2,044	26,221
Receivable for Securities Sold	27,592	—	—	1,657,239
Interest and Dividends Receivable	—	—	—	22,481
Receivable from Investment Adviser	19,776	8,435	8,540	50,398
Receivable for Fund Shares Sold	—	—	—	6,817
Prepaid Expenses	622	776	776	13,589

Total Assets	7,662,521	1,066,293	1,194,250	40,098,086

LIABILITIES:
Written Options, at Value (2)	122,090	7,900	45,147	759,660
Payable for Securities Purchased	31,204	—	—	1,538,652
Accrued Administration Fees	10,389	9,429	9,414	16,519
Accrued Management Fees	5,058	706	769	31,626
Accrued Professional Fees	5,261	3,759	3,776	26,302
Accrued Transfer Agent Fees	3,703	3,519	3,562	18,905
Accrued Distribution Fees	119	56	74	737
Other Accrued Expenses	6,241	1,052	1,124	31,135

Total Liabilities	184,065	26,421	63,866	2,423,536

NET ASSETS	$7,478,456	$1,039,872	$1,130,384	$37,674,550

NET ASSETS CONSIST OF:
Paid-in Capital	$6,645,870	$1,017,344	$1,099,843	$34,201,816
Undistributed Net Investment Income (Loss)	36,973	6,802	7,951	(189,994)
Accumulated Net Realized Gain (Loss) on Investments and Written Options	(372,104)	(28,461)	(53,377)	(3,906,158)
Net Unrealized Appreciation (Depreciation) of Investments and Written Options	1,167,717	44,187	75,967	7,568,886

NET ASSETS	$7,478,456	$1,039,872	$1,130,384	$37,674,550

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$6,911,515	$777,084	$782,955	$34,226,189

N Class Share	$566,941	$262,788	$347,429	$3,448,361

CAPITAL SHARES OUSTANDING: (3)
I Class Share	593,853	76,003	76,003	3,567,383

N Class Share	48,828	25,746	33,781	357,959

NET ASSET VALUE PER SHARE: (4)
I Class Share	$11.64	$10.22	$10.30	$9.59

N Class Share	$11.61	$10.21	$10.28	$9.63

(1)

The identified cost for the TCW | Gargoyle Dynamic 500 Fund, the TCW | Gargoyle Dynamic 500 Collar Fund, the TCW | Gargoyle Dynamic 500 Market-Neutral Fund and the TCW | Gargoyle Hedged Value Fund at October 31, 2017 was $6,367,684, $1,006,745, $1,099,103 and $30,602,882, respectively.

(2)

The premiums received for the TCW | Gargoyle Dynamic 500 Fund, the TCW | Gargoyle Dynamic 500 Collar Fund, the TCW | Gargoyle Dynamic 500 Market-Neutral Fund and the TCW | Gargoyle Hedged Value Fund at October 31, 2017 was $92,138, $8,612, $37,327 and $610,087, respectively.

(3)	Authorized to issue unlimited number of shares with no par value.
(4)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

TCW Alternative Funds
Statements of Assets and Liabilities	October 31, 2017

	TCW | Gargoyle Systematic Value Fund	TCW High Dividend Equities Long/Short Fund	TCW Long/Short Fundamental Value Fund
ASSETS:
Investments, at Value (1)	$1,404,782	$1,089,659	$773,531
Cash	7,259	215,830	126,310
Deposit with Brokers for Collateral on Short Sales	—	171,665	339,909
Receivable for Securities Sold	92,012	30,062	—
Interest and Dividends Receivable	956	1,109	882
Receivable from Investment Adviser	13,381	13,092	2,370
Prepaid Expenses	404	404	1,024

Total Assets	1,518,794	1,521,821	1,244,026

LIABILITIES:
Written Options, at Value (2)	—	3,780	—
Securities Sold Short, at Value (3)	—	162,076	310,581
Payable for Securities Purchased	91,612	6,457	2,885
Dividends on Short Sales Payable	—	261	—
Accrued Administration Fees	10,484	9,909	125
Accrued Management Fees	845	1,067	1,219
Accrued Professional Fees	5,838	5,834	1,018
Accrued Distribution Fees	89	83	52
Other Accrued Expenses	4,788	4,789	831

Total Liabilities	113,656	194,256	316,711

NET ASSETS	$1,405,138	$1,327,565	$927,315

NET ASSETS CONSIST OF:
Paid-in Capital	$1,277,921	$1,286,527	$919,153
Distributions in Excess of Net Investment Income	(878)	(2,202)	—
Accumulated Net Realized Gain (Loss) on Investments and Investments on Securities Sold Short, Foreign Currency Transactions and Written Options	(41,900)	(5,693)	—
Net Unrealized Appreciation (Depreciation) of Investments, Investments on Securities Sold Short and Written Options	169,995	48,933	8,162

NET ASSETS	$1,405,138	$1,327,565	$927,315

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$989,814	$935,850	$675,377

N Class Share	$415,324	$391,715	$251,938

CAPITAL SHARES OUSTANDING: (4)
I Class Share	89,906	90,589	67,000

N Class Share	37,811	38,002	25,000

NET ASSET VALUE PER SHARE: (5)
I Class Share	$11.01	$10.33	$10.08

N Class Share	$10.98	$10.31	$10.08

(1)

The identified cost for the TCW | Gargoyle Systematic Value Fund, the TCW High Dividend Equities Long/Short Fund and the TCW Long/Short Fundamental Value Fund at October 31, 2017 was $1,234,787, $1,063,889 and $762,186, respectively.

(2)

The premiums received for the TCW | Gargoyle Systematic Value Fund, the TCW High Dividend Equities Long/Short Fund and the TCW Long/Short Fundamental Value Fund at October 31, 2017 was $0, $23,285 and $0, respectively.

(3)

The proceeds received for the TCW | Gargoyle Systematic Value Fund, the TCW High Dividend Equities Long/Short Fund and the TCW Long/Short Fundamental Value Fund at October 31, 2017 was $0, $165,734 and $307,398, respectively.

(4)	Authorized to issue unlimited number of shares with no par value.
(5)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

TCW Alternative Funds
Statements of Operations	Year Ended October 31, 2017

	TCW | Gargoyle Dynamic 500 Fund	TCW | Gargoyle Dynamic 500 Collar Fund (1)	TCW | Gargoyle Dynamic 500 Market-Neutral Fund (1)	TCW | Gargoyle Hedged Value Fund
INVESTMENT INCOME
Income:
Dividends (2)	$128,923	$13,930	$15,404	$539,767

Expenses:
Administration Fees	58,229	35,403	35,382	93,500
Management Fees	50,528	5,484	5,703	407,890
Transfer Agent Fees	39,815	21,642	21,720	135,903
Professional Fees	25,107	40,110	40,143	118,766
Trustees’ Fees and Expenses	13,239	1,241	1,280	107,731
Insurance Fees	7,344	825	895	84,144
Shareholder Reporting Expense	4,593	1,825	1,829	43,173
Registration Fees	3,305	1,214	1,214	37,826
Distribution Fees
N Class	1,106	429	482	10,207
Other Fees	5,238	1,727	1,578	10,004

Total expenses before waivers	208,504	109,900	110,226	1,049,144
Less Expenses Borne by Investment Adviser	(144,238)	(85,616)	(85,616)	(472,423)
Less Expenses Waived by Administrator	—	(12,500)	(12,500)	—
Less Expenses Waived by Transfer Agent	—	(4,500)	(4,500)	—

Net Expenses	64,266	7,284	7,610	576,721

Net Investment Income (Loss)	64,657	6,646	7,794	(36,954)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	84,036	(23,332)	1,603	3,587,339
Written Options	(429,901)	(5,129)	(54,980)	(4,133,652)
Change in Unrealized Appreciation (Depreciation) on:
Investments	1,175,498	43,475	83,787	6,065,966
Written Options	(36,256)	712	(7,820)	(492,320)

Net Realized and Unrealized Gain on Investments	793,377	15,726	22,590	5,027,333

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$858,034	$22,372	$30,384	$4,990,379

(1)	Commencement of operations was February 28, 2017.
(2)

Net of foreign taxes withheld of $0, $0, $0 and $4,182, for the TCW | Gargoyle Dynamic 500 Fund, the TCW | Gargoyle Dynamic 500 Collar Fund, the TCW | Gargoyle Dynamic 500 Market-Neutral Fund and the TCW | Gargoyle Hedged Value Fund, respectively.

See accompanying notes to financial statements.

TCW Alternative Funds
Statements of Operations	Year Ended October 31, 2017

	TCW | Gargoyle Systematic Value Fund	TCW High Dividend Equities Long/Short Fund	TCW Long/Short Fundamental Value Fund (1)
INVESTMENT INCOME
Income:
Dividends (2)	$15,604	$34,936	$882

Expenses:
Administration Fees	56,315	54,987	4,292
Transfer Agent Fees	38,494	38,937	1,768
Professional Fees	21,699	21,688	1,018
Management Fees	9,293	12,479	1,219
Trustees’ Fees and Expenses	3,051	3,057	—
Insurance Fees	2,415	2,415	149
Shareholder Reporting Expense	1,885	1,933	368
Distribution Fees
N Class	989	979	52
Registration Fees	1061	1061	102
Other Fees	4,567	4,566	595

Total Expenses Excluding Dividend Expense and Service Fee on Securities Sold Short	139,769	142,102	9,563
Dividend Expense	—	8,450	—
Service Fee on Securities Sold Short	—	5,885	—

Total expenses before waivers	139,769	156,437	9,563
Less Expenses Borne by Investment Adviser	(126,833)	(124,046)	(2,370)
Less Expenses Waived by Administrator	—	—	(4,167)
Less Expenses Waived by Transfer Agent	—	—	(1,500)

Net Expenses	12,936	32,391	1,526

Net Investment Income (Loss)	2,668	2,545	(644)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	318	85,532	—
Investments on Securities Sold Short	—	(42,030)	—
Foreign Currency Transactions	—	—	(203)
Change in Unrealized Appreciation (Depreciation) on:
Investments	229,178	15,847	11,345
Investments on Securities Sold Short	—	9,881	(3,183)
Written Options	—	19,901	—

Net Realized and Unrealized Gain on Investments	229,496	89,131	7,959

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$232,164	$91,676	$7,315

(1)	Commencement of operations was September 29, 2017.

(2)

Net of foreign taxes withheld of $266, $0 and $0, for the TCW | Gargoyle Systematic Value Fund, the TCW High Dividend Equities Long/Short Fund and the TCW Long/Short Fundamental Value Fund, respectively.

See accompanying notes to financial statements.

TCW Alternative Funds
Statements of Changes in Net Assets

	TCW | Gargoyle Dynamic 500 Fund (1)
	Year Ended October 31, 2017	Period Ended October 31, 2016
OPERATIONS:
Net Investment Income	$64,657	$14,184
Net Realized Gain (Loss) on Investments and Written Options	(345,865)	2,152
Change in Unrealized Appreciation on Investments and Written Options	1,139,242	28,475

Increase in Net Assets Resulting from Operations	858,034	44,811

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from Net Investment Income:
I Class	(33,816)	(4,684)
N Class	(1,665)	(1,921)
Distributions from Net Realized Gain:
I Class	(26,360)	—
N Class	(2,036)	—

Total Distributions to Shareholders	(63,877)	(6,605)

NET CAPITAL SHARE TRANSACTIONS:
I Class	5,263,287	879,684
N Class	126,201	376,921

Increase in Net Assets Resulting from Net Capital Share Transactions	5,389,488	1,256,605

Increase in Net Assets	6,183,645	1,294,811
NET ASSETS:
Beginning of Period	1,294,811	—

End of Period	$7,478,456	$1,294,811

Undistributed Net Investment Income	$36,973	$7,802

(1)	Commencement of operations was November 30, 2015.

See accompanying notes to financial statements.

TCW Alternative Funds
Statements of Changes in Net Assets

	TCW | Gargoyle Dynamic 500 Collar Fund (1)	TCW | Gargoyle Dynamic 500 Market-Neutral Fund (1)
	Period Ended October 31, 2017	Period Ended October 31, 2017
OPERATIONS:
Net Investment Income	$6,646	$7,794
Net Realized Loss on Investments and Written Options	(28,461)	(53,377)
Change in Unrealized Appreciation on Investments and Written Options	44,187	75,967

Increase in Net Assets Resulting from Operations	22,372	30,384

NET CAPITAL SHARE TRANSACTIONS:
I Class	760,000	760,000
N Class	257,500	340,000

Increase in Net Assets Resulting from Net Capital Share Transactions	1,017,500	1,100,000

Increase in Net Assets	1,039,872	1,130,384
NET ASSETS:
Beginning of Period	—	—

End of Period	$1,039,872	$1,130,384

Undistributed Net Investment Income	$6,802	$7,951

(1)	Commencement of operations was February 28, 2017.

See accompanying notes to financial statements.

TCW Alternative Funds
Statements of Changes in Net Assets

	TCW | Gargoyle Hedged Value Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
OPERATIONS:
Net Investment Income (Loss)	$(36,954)	$421,571
Net Realized Gain (Loss) on Investments and Written Options	(546,313)	(1,259,856)
Change in Unrealized Appreciation (Depreciation) on Investments and Written Options	5,573,646	(2,553,707)

Increase (Decrease) in Net Assets Resulting from Operations	4,990,379	(3,391,992)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from Net Investment Income:
I Class	(511,601)	(309,828)
N Class	(33,283)	(14,059)
Distributions from Net Realized Gain:
I Class	—	(961,689)
N Class	—	(202,186)

Total Distributions to Shareholders	(544,884)	(1,487,762)

NET CAPITAL SHARE TRANSACTIONS:
I Class	(8,172,291)	(13,317,363)
N Class	(4,720,150)	(3,801,058)

Decrease in Net Assets Resulting from Net Capital Share Transactions	(12,892,441)	(17,118,421)

Decrease in Net Assets	(8,446,946)	(21,998,175)
NET ASSETS:
Beginning of Year	46,121,496	68,119,671

End of Year	$37,674,550	$46,121,496

Undistributed Net Investment Income (Loss)	$(189,994)	$391,844

See accompanying notes to financial statements.

TCW Alternative Funds
Statements of Changes in Net Assets

	TCW | Gargoyle Systematic Value Fund (1)		TCW High Dividend Equities Long/Short Fund (1)
	Year Ended October 31, 2017	Period Ended October 31, 2016	Year Ended October 31, 2017	Period Ended October 31, 2016
OPERATIONS:
Net Investment Income	$2,668	$8,850	$2,545	$13,191
Net Realized Gain (Loss) on Investments, Investment on Securities Sold Short and Written Options	318	(42,218)	43,502	(48,167)
Change in Unrealized Appreciation (Depreciation) on Investments, Investment on Securities Sold Short and Written Options	229,178	(59,183)	45,629	3,304

Increase (Decrease) in Net Assets Resulting from Operations	232,164	(92,551)	91,676	(31,672)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from Net Investment Income:
I Class	(8,455)	(1,034)	(10,624)	(3,513)
N Class	(2,752)	(360)	(3,631)	(1,420)

Total Distributions to Shareholders	(11,207)	(1,394)	(14,255)	(4,933)

NET CAPITAL SHARE TRANSACTIONS:
I Class	23,980	876,034	28,788	877,911
N Class	2,752	375,360	3,631	376,419

Increase in Net Assets Resulting from Net Capital Share Transactions	26,732	1,251,394	32,419	1,254,330

Increase in Net Assets	247,689	1,157,449	109,840	1,217,725
NET ASSETS:
Beginning of Period	1,157,449	—	1,217,725	—

End of Period	$1,405,138	$1,157,449	$1,327,565	$1,217,725

Undistributed Net Investment Income (Loss)	$(878)	$7,661	$(2,202)	$8,288

(1)	Commencement of operations was November 30, 2015.

See accompanying notes to financial statements.

TCW Alternative Funds
Statements of Changes in Net Assets

TCW Long/Short Fundamental Value Fund (1)
Period Ended October 31, 2017
OPERATIONS:
Net Investment Loss	$(644)
Net Realized Loss on Foreign Currency Transactions	(203)
Change in Unrealized Appreciation on Investments and Investments on Securities Sold Short	8,162

Increase in Net Assets Resulting from Operations	7,315

NET CAPITAL SHARE TRANSACTIONS:
I Class	670,000
N Class	250,000

Increase in Net Assets Resulting from Net Capital Share Transactions	920,000

Increase in Net Assets	927,315
NET ASSETS:
Beginning of Period	—

End of Period	$927,315

(1)	Commencement of operations was September 29, 2017.

See accompanying notes to financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

TCW Alternative Funds
Notes to Financial Statements	October 31, 2017

Note 1 — Organization

TCW Alternative Funds, a Delaware statutory trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Trust consists of seven separate portfolios (each a “Fund” and collectively, the “Funds”): TCW | Gargoyle Dynamic 500 Fund (“Dynamic 500”), TCW | Gargoyle Dynamic 500 Collar Fund (“Dynamic 500 Collar”), TCW | Gargoyle Dynamic 500 Market-Neutral Fund (“Dynamic 500 Market-Neutral”), TCW | Gargoyle Hedged Value Fund (“Hedged Value”), TCW | Gargoyle Systematic Value Fund (“Systematic Value”), TCW High Dividend Equities Long/Short Fund (“Dividend Equities”) and the TCW Long/Short Fundamental Value Fund (“Fundamental Value”). TCW Investment Management Company (the “Adviser”) is the investment adviser to and an affiliate of the Funds and is registered under the Investment Advisers Act of 1940, as amended. Each Fund’s investment objective and principal strategy are as follows:

TCW Alternative Fund	Investment Objective and Principal Strategy
TCW | Gargoyle Dynamic 500 Fund	Seeks greater long-term capital appreciation with reduced risk and lower volatility than the S&P 500 Index. The Fund seeks to achieve this by buying the S&P 500 Index and selling short-term, out-of-the-money SPX Call Options.

TCW | Gargoyle Dynamic 500 Collar Fund	Seeks long-term capital appreciation with limited and defined risk of significant loss compared to the S&P 500 Index.

TCW | Gargoyle Dynamic 500 Market-Neutral Fund	Seeks long-term capital appreciation regardless of the movement in the S&P 500 Index.

TCW | Gargoyle Hedged Value Fund	Seeks long-term capital appreciation with lower volatility than a standalone stock portfolio by mixing a stock portfolio with index call options.

TCW | Gargoyle Systematic Value Fund	Seeks long-term capital appreciation by investing in equity securities of medium-large capitalization companies.

TCW High Dividend Equities Long/Short Fund	Seeks long-term capital appreciation by investing in long and short positions in equity securities listed on U.S. financial markets that are considered to have high dividends and in derivative instruments that have economic characteristics similar to such securities. The Fund may also short securities.

TCW Long/Short Fundamental Value Fund	Seeks long-term capital appreciation.

The Funds offer two classes of shares: I Class and N Class. The Classes are substantially the same except that the N Class shares are subject to a distribution fee.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Funds in the preparation of their financial statements.

TCW Alternative Funds
Notes to Financial Statements (Continued)	October 31, 2017

Principles of Accounting: The Funds use the accrual method of accounting for financial reporting purposes. Each Fund is considered an investment company under the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services - Investment Companies.

Net Asset Value: The net asset value per share (“NAV”) of each Class of a Fund is determined by dividing the Fund’s net assets attributable to each class by the number of shares issued and outstanding of that class at the close of the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern Time or 1:00 p.m. Pacific Time, but the NYSE sometimes closes earlier) on each day that the NYSE is open for trading.

Security Valuations: Securities listed or traded on the New York and other stock exchanges are valued at the latest sale price on that exchange. Securities traded on the NASDAQ Stock Market are valued using official closing prices as reported by NASDAQ. Exchange traded derivatives are valued at the mid price, or if no mid price exists then the last trade price; if no trade price exists then they are valued at the bid price, and if no bid price then ask price for both purchased and written options. Swaps and futures are valued at the last sale price, or if no sales are reported, then the last ask price.

Securities for which market quotations are not readily available, including circumstances under which it is determined by the Adviser that prices received are not reflective of a security’s market value, are valued by the Adviser in good faith under procedures established by and under the general supervision of the Trust’s Board of Trustees.

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“GAAP”), the Funds disclose investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value inputs for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1	—	quoted prices in active markets for identical investments

Level 2	—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3	—	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

TCW Alternative Funds
Notes to Financial Statements (Continued)	October 31, 2017

Note 2 — Significant Accounting Policies (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements: A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized in Level 2 or 3 of the fair value hierarchy, depending on the observability of the input. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable.

Options contracts. Option contracts traded on exchanges are fair valued using market mid prices; as such, they are categorized in Level 1. Option contracts traded OTC are fair valued based on pricing models and incorporate various inputs such as interest rate, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-money contracts on a given strike price. To the extent that these inputs are observable and timely, the fair value of OTC option contracts would be categorized in Level 2; otherwise, the fair values would be categorized in Level 3.

The Funds categorized all of their investments and other financial instruments at Level 1, with the corresponding industries as represented in the Schedule of Investments as of October 31, 2017.

The Funds did not have any transfers in and out of Level 1 of the fair value hierarchy during the period ended October 31, 2017.

The Funds held no investments or other financial instruments at October 31, 2017, whose fair value was calculated using Level 3 inputs.

Foreign Currency Translation: The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange

TCW Alternative Funds
Notes to Financial Statements (Continued)	October 31, 2017

gains and losses included in realized and unrealized gains and losses are reclassified to ordinary income for federal income tax purposes.

Security Transactions and Related Investment Income: Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification.

Derivative Instruments: Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, assets, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Funds may not be able to close out a derivative transaction at a favorable time or price.

For the period ended October 31, 2017, the Funds had the following derivatives and transactions in derivatives, grouped in the following risk categories.

TCW | Gargoyle Dynamic 500 Fund	Equity Risk	Total
Statement of Assets and Liabilities:
Liability Derivatives
Written Options	$(122,090)	$(122,090)

Total Value	$(122,090)	$(122,090)

Statement of Operations:
Realized Gain (Loss) on:
Written Options	$(429,901)	$(429,901)

Total Value	$(429,901)	$(429,901)

Change in Unrealized Appreciation (Depreciation) on:
Written Options	$(36,256)	$(36,256)

Total Unrealized Appreciation (Depreciation)	$(36,256)	$(36,256)

Number of Contracts(1)	31	31

(1) Amounts disclosed represent average number of contracts, which are representative of the volume traded for the period ended October 31, 2017.

TCW Alternative Funds
Notes to Financial Statements (Continued)	October 31, 2017

Note 2 — Significant Accounting Policies (Continued)

TCW | Gargoyle Dynamic 500 Collar Fund	Equity Risk	Total
Statement of Assets and Liabilities:
Liability Derivatives
Written Options	$(7,900)	$(7,900)

Total Value	$(7,900)	$(7,900)

Statement of Operations:
Realized Gain (Loss) on:
Written Options	$(5,129)	$(5,129)

Total Value	$(5,129)	$(5,129)

Change in Unrealized Appreciation (Depreciation) on:
Written Options	$712	$712

Total Unrealized Appreciation (Depreciation)	$712	$712

Number of Contracts(1)	4	4

(1) Amounts disclosed represent average number of contracts, which are representative of the volume traded for the period ended October 31, 2017.

TCW Alternative Funds
Notes to Financial Statements (Continued)	October 31, 2017

TCW | Gargoyle Dynamic 500 Market-Neutral Fund	Equity Risk	Total
Statement of Assets and Liabilities:
Liability Derivatives
Written Options	$(45,147)	$(45,147)

Total Value	$(45,147)	$(45,147)

Statement of Operations:
Realized Gain (Loss) on:
Written Options	$(54,980)	$(54,980)

Total Value	$(54,980)	$(54,980)

Change in Unrealized Appreciation (Depreciation) on:
Written Options	$(7,820)	$(7,820)

Total Unrealized Appreciation (Depreciation)	$(7,820)	$(7,820)

Number of Contracts(1)	12	12

(1) Amounts disclosed represent average number of contracts, which are representative of the volume traded for the period ended October 31, 2017.

TCW Alternative Funds
Notes to Financial Statements (Continued)	October 31, 2017

Note 2 — Significant Accounting Policies (Continued)

TCW | Gargoyle Hedged Value Fund	Equity Risk	Total
Statement of Assets and Liabilities:
Liability Derivatives
Written Options	$(759,660)	$(759,660)

Total Value	$(759,660)	$(759,660)

Statement of Operations:
Realized Gain (Loss) on:
Written Options	$(4,133,652)	$(4,133,652)

Total Value	$(4,133,652)	$(4,133,652)

Change in Unrealized Appreciation (Depreciation) on:
Written Options	$(492,320)	$(492,320)

Total Unrealized Appreciation (Depreciation)	$(492,320)	$(492,320)

Number of Contracts(1)	196	196

(1)	Amounts disclosed represent average number of contracts, which are representative of the volume traded for the period ended October 31, 2017.

TCW Alternative Funds
Notes to Financial Statements (Continued)	October 31, 2017

TCW High Dividend Equities Long/Short Fund	Equity Risk	Total
Statement of Assets and Liabilities:
Liability Derivatives
Written Options	$(3,780)	$(3,780)

Total Value	$(3,780)	$(3,780)

Statement of Operations:
Realized Gain (Loss) on:
Written Options	$—	$—

Total Value	$—	$—

Change in Unrealized Appreciation (Depreciation) on:
Written Options	$19,901	$19,901

Total Unrealized Appreciation (Depreciation)	$19,901	$19,901

Number of Contracts(1)	45	45

(1) Amounts disclosed represent average number of contracts, which are representative of the volume traded for the period ended October 31, 2017.

TCW Alternative Funds
Notes to Financial Statements (Continued)	October 31, 2017
Note 2 — Significant Accounting Policies (Continued)

Options: The Funds purchase and sell put and call options on securities or indices to enhance investment performance and/or to protect against changes in market prices.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A Put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. The Funds may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by them. The Funds may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Funds hold the security underlying the option, the option premium and any transaction costs will reduce any profit the Funds might have realized had they sold the underlying security instead of buying the put option. The Funds may purchase call options to hedge against an increase in the price of securities that the Funds ultimately wants to buy. The Funds may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

The Funds sell index call options to partially hedge its stock portfolio. The Funds receive premiums for selling these options. However, selling index call options can limit the Funds’ opportunity to profit from an increase in the market value of the stock portfolio to the extent that the index options’ value increases above the sum of the option premium received and the exercise price of the call options.

Options purchased or sold by the Funds may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Dynamic 500, Dynamic 500 Collar, Dynamic 500 Market-Neutral, Hedged Value and Dividend Equities wrote call options during the period ended October 31, 2017, to lower the volatility of each Fund while producing additional income. The Dynamic 500 Collar and Dividend Equities purchased put options during the same period to hedge the emerging markets sector.

Option contracts purchased and written by the Funds and outstanding at the end of the respective periods are listed in each Fund’s Schedule of Investments.

TCW Alternative Funds
Notes to Financial Statements (Continued)	October 31, 2017

The amount listed on the Statements of Assets and Liabilities as either deposit with brokers or payable to brokers for options, is cash held with or owed to the prime broker, Credit Suisse, to cover the cash movement of opening and closing option trades within the broker’s account.

Short Sales: Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas from purchases cannot exceed the total amount invested.

Allocation of Operating Activity for Multiple Classes: Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Funds based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares, are charged to the operations of that class. All other expenses are charged to the Funds or class as incurred on a specific identification basis. Differences in class-specific fees and expenses will result in differences in net investment income, and therefore, could result in differing amounts of distributions made by each class.

Dividends and Distributions: Dividends and distributions to shareholders are recorded on the ex-dividend date. The Funds declare and pay, or reinvest, dividends from net investment income annually. Capital gains realized by the Funds will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to wash sales rules, excise tax regulations and employing equalization in determining amounts to be distributed to Fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year. Dividends received from real estate investment trust securities may include return of capital. Such distributions reduce the cost basis of the respective securities. Distribution received, if any, in excess of the cost basis of a security is recognized as capital gain.

Use of Estimates: The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Note 3 — Risk Considerations

Market Risk: The Funds’ investments will fluctuate with market conditions, and so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

TCW Alternative Funds
Notes to Financial Statements (Continued)	October 31, 2017

Note 3 — Risk Considerations (Continued)

Investment Style Risk: The Funds may also be subject to investment style risk. The Adviser’s investment styles may be out of favor at times or may not produce the best results over shorter or longer time periods and may increase the volatility of the Funds’ share price.

Equity Risk: Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities fluctuate in value more than bonds and can decline in value over short or extended periods. The value of stocks and other equity securities will be affected by changes in a company’s financial condition and in overall market, economic and political conditions.

Exchange-Traded Funds Risk: ETFs are investment companies that invest in a portfolio of securities designed to track a particular market segment or index and whose shares are bought and sold on a security exchange. The risk of ETFs generally reflects the risk of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, an ETF’s performance may not match the performance of a particular market segment or index for a number of reasons, including costs incurred by the ETF in buying and selling securities. Assets invested in ETFs will indirectly bear the fees and expenses of the ETF, including operating costs and advisory fees that you, as a shareholder in a Fund, indirectly bear. Additionally, a shareholder may indirectly bear brokerage costs incurred by a Fund when it purchases ETFs.

Derivatives Risk: Use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

High Portfolio Turnover Risk: The Funds may engage in active and frequent trading of portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Funds, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Funds portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to funds with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

For complete information on the various risks involved, please refer to the Funds’ prospectus and the Statement of Additional Information, which can be obtained on the Funds’ website (www.tcw.com) or by calling the customer service.

Note 4 — Federal Income Taxes

It is the policy of the Funds to comply with the requirements under Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

TCW Alternative Funds
Notes to Financial Statements (Continued)	October 31, 2017

At October 31, 2017 net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows:

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Federal Income Tax Purposes
TCW | Gargoyle Dynamic 500 Fund	$ 1,228,373	$(139,750)	$ 1,088,623	$ 6,354,640
TCW | Gargoyle Dynamic 500 Collar Fund	104,023	(50,517)	53,506	988,814
TCW | Gargoyle Dynamic 500 Market-Neutral Fund	92,151	(95,115)	(2,964)	1,140,707
TCW | Gargoyle Hedged Value Fund	8,621,937	(903,476)	7,718,461	29,843,220
TCW | Gargoyle Systematic Value Fund	227,856	(57,861)	169,995	1,234,787
TCW High Dividend Equities Long/Short Fund	115,264	(72,416)	42,848	880,955
TCW Long/Short Fundamental Value Fund	26,720	(18,558)	8,162	454,788

    At October 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gains	Net Unrealized Appreciation/ (Depreciation)	Other Temporary Differences	Capital Loss Carryforwards	Total Distributable Earnings
TCW | Gargoyle Dynamic 500 Fund	$52,386	$—	$1,088,623	$(15,413)	$(293,010)	$832,586
TCW | Gargoyle Dynamic 500 Collar Fund	8,043	—	53,506	(1,241)	(37,780)	22,528
TCW | Gargoyle Dynamic 500 Market-Neutral Fund	22,356	12,429	(2,964)	(1,280)	—	30,541
TCW | Gargoyle Hedged Value Fund	70,749	—	7,718,461	(260,743)	(4,055,732)	3,472,735
TCW | Gargoyle Systematic Value Fund	4,148	—	169,995	(5,027)	(41,900)	127,216
TCW High Dividend Equities Long/Short Fund	2,993	392	42,848	(5,195)	—	41,038
TCW Long/Short Fundamental Value Fund	—	—	8,162	—	—	8,162

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV. The permanent differences are primarily attributable to non-deductible expenses, short dividend expenses and re-characterization of distributions.

TCW Alternative Funds
Notes to Financial Statements (Continued)	October 31, 2017

Note 4 — Federal Income Taxes (Continued)

Permanent differences incurred during the period ended October 31, 2017, resulting from differences in book and tax accounting have been reclassified as follows:

TCW | Gargoyle Dynamic 500 Fund	Undistributed Net Investment Income	Accumulated Net Realized Gains (Losses)	Paid-In-Capital
Year ended October 31, 2017	$(5)	$5	$—

TCW | Gargoyle Dynamic 500 Collar Fund	Undistributed Net Investment Income	Accumulated Net Realized Gains (Losses)	Paid-In-Capital
Period ended October 31, 2017	$156	$—	$(156)

TCW | Gargoyle Dynamic 500 Market-Neutral Fund	Undistributed Net Investment Income	Accumulated Net Realized Gains (Losses)	Paid-In-Capital
Period ended October 31, 2017	$157	$—	$(157)

TCW High Dividend Equities Long/Short Fund	Undistributed Net Investment Income	Accumulated Net Realized Gains (Losses)	Paid-In-Capital
Year ended October 31, 2017	$1,220	$(1,220)	$—

TCW Long/Short Fundamental Value Fund	Undistributed Net Investment Income	Accumulated Net Realized Gains (Losses)	Paid-In-Capital
Period ended October 31, 2017	$644	$203	$(847)

For the period ended October 31, 2017 and the year ended October 31, 2016, the tax character of distributions paid was as follows:

TCW | Gargoyle Dynamic 500 Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Year ended October 31, 2017	$58,332	$5,545	$63,877
Period ended October 31, 2016	6,605	—	6,605

TCW | Gargoyle Hedged Value Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Year ended October 31, 2017	$544,884	$—	$544,884
Year ended October 31, 2016	323,902	1,163,860	1,487,762

TCW | Gargoyle Systematic Value Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Year ended October 31, 2017	$11,207	$—	$11,207
Period ended October 31, 2016	1,394	—	1,394

TCW High Dividend Equities Long/Short Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Period ended October 31, 2017	$14,255	$—	$14,255

TCW Alternative Funds
Notes to Financial Statements (Continued)	October 31, 2017

TCW High Dividend Equities Long/Short Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Period ended October 31, 2016	4,933	—	4,933

At October 31, 2017, the following Funds had net realized loss that will carryforward indefinitely for federal income tax purposes:

	Short-Term	Long-Term
TCW | Gargoyle Dynamic 500 Fund	$149,405	$143,605
TCW | Gargoyle Dynamic 500 Collar Fund	15,112	22,668
TCW | Gargoyle Hedged Value Fund	3,055,652	1,000,080
TCW | Gargoyle Systematic Value Fund	5,904	35,996

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For the year ended October 31, 2017, the TCW | Gargoyle Systematic Value Fund and the TCW | High Dividend Equities Long/Short Fund utilized capital loss carryforwards of $36,314 and $45,561, respectively.

Note 5 — Fund Management Fees and Other Expenses

The Funds pay to the Adviser, as compensation for services rendered, facilities furnished and expenses borne by it, annual management fees of a percentage of the Funds’ daily net asset value as follows:

TCW | Gargoyle Dynamic 500 Fund	0.80%
TCW | Gargoyle Dynamic 500 Collar Fund	0.80%
TCW | Gargoyle Dynamic 500 Market-Neutral Fund	0.80%
TCW | Gargoyle Hedged Value Fund	0.90%
TCW | Gargoyle Systematic Value Fund	0.70%
TCW High Dividend Equities Long/Short Fund	0.95%
TCW Long/Short Fundamental Value Fund	1.65%

TCW Alternative Funds
Notes to Financial Statements (Continued)	October 31, 2017

Note 5 — Fund Management Fees and Other Expenses (Continued)

The Adviser, not the Funds, is responsible for the payment of sub-advisory fees to Gargoyle Investment Advisor L.L.C. (“Gargoyle”), as the Sub-Adviser for the Funds listed below. Under the Investment Sub-Advisory Agreement with Gargoyle, the Adviser pays the following sub-advisory fees to Gargoyle as compensation for the services rendered to those Funds listed below:

Fund	Annual Sub-Advisory Fee (As Percent of Average Net Asset Value)
TCW | Gargoyle Dynamic 500 Fund	0.40%*
TCW | Gargoyle Dynamic 500 Collar Fund	0.40%*
TCW | Gargoyle Dynamic 500 Market-Neutral Fund	0.40%*
TCW | Gargoyle Hedged Value Fund	0.38% - 0.70%**
TCW | Gargoyle Systematic Value Fund	0.35%*

* These amounts may be reduced to the extent there are operating expenses paid by the Adviser or Gargoyle for the applicable Fund.

** Varies based on average net asset value and Fund and Adviser expenses.

The Adviser limits the operating expenses of each Class of shares not to exceed the following expense ratios relative to each Class’ average daily net assets:

TCW | Gargoyle Dynamic 500 Fund
I Shares	1.00%	(1)
N Shares	1.25%	(1)

TCW | Gargoyle Dynamic 500 Collar Fund
I Shares	1.00%	(1)
N Shares	1.25%	(1)

TCW | Gargoyle Dynamic 500 Market-Neutral Fund
I Shares	1.00%	(1)
N Shares	1.25%	(1)

TCW | Gargoyle Hedged Value Fund
I Shares	1.25%	(1)
N Shares	1.50%	(1)

TCW | Gargoyle Systematic Value Fund
I Shares	0.90%	(1)
N Shares	1.15%	(1)

TCW High Dividend Equities Long/Short Fund
I Shares	1.30%	(1)
N Shares	1.55%	(1)

TCW Long/Short Fundamental Value Fund
I Shares	2.00%	(1)
N Shares	2.25%	(1)

(1) These limitations are based on an agreement between the Adviser and the Fund.

TCW Alternative Funds
Notes to Financial Statements (Continued)	October 31, 2017

The amount borne by the Adviser during a fiscal year when the operating expenses of a Fund are in excess of the expense limitation can be recaptured in the subsequent fiscal years should the expenses drop below the expense limitation in the subsequent years. The Adviser can recapture expenses from the Funds for three years from the date they were waived.

At October 31, 2017, the Adviser has available for recoupment the following class specific waivers recorded by the Funds:

Fund	Year	Total Waived	Expiration Date	10/31/2017 Remaining
TCW | Gargoyle Dynamic 500 Fund
I Class Shares	10/31/2016	$60,475	10/31/2019	$60,475
N Class Shares	10/31/2016	$25,974	10/31/2019	$25,974

Total				$86,449

TCW | Gargoyle Dynamic 500 Fund
I Class Shares	10/31/2017	$134,131	10/31/2020	$134,131
N Class Shares	10/31/2017	$10,107	10/31/2020	$10,107

Total				$144,238

TCW | Gargoyle Dynamic 500 Collar Fund
I Class Shares	10/31/2017	$64,173	10/31/2020	$64,173
N Class Shares	10/31/2017	$21,443	10/31/2020	$21,443

Total				$85,616

TCW | Gargoyle Dynamic 500 Market-Neutral Fund
I Class Shares	10/31/2017	$62,485	10/31/2020	$62,485
N Class Shares	10/31/2017	$23,131	10/31/2020	$23,131

Total				$85,616

TCW | Gargoyle Hedged Value Fund
I Class Shares	10/31/2015	$150,140	10/31/2018	$150,140
N Class Shares	10/31/2015	$36,779	10/31/2018	$36,779

Total				$186,919

TCW | Gargoyle Hedged Value Fund
I Class Shares	10/31/2016	$424,688	10/31/2019	$424,688
N Class Shares	10/31/2016	$92,855	10/31/2019	$92,855

Total				$517,543

TCW | Gargoyle Hedged Value Fund
I Class Shares	10/31/2017	$426,238	10/31/2020	$426,238
N Class Shares	10/31/2017	$46,185	10/31/2020	$46,185

Total				$472,423

TCW Alternative Funds
Notes to Financial Statements (Continued)	October 31, 2017

       Note 5 — Fund Management Fees and Other Expenses (Continued)

Fund	Year	Total Waived	Expiration Date	10/31/2017 Remaining

TCW | Gargoyle Systematic Value Fund
I Class Shares	10/31/2016	$62,373	10/31/2019	$62,373
N Class Shares	10/31/2016	$26,797	10/31/2019	$26,797

Total				$89,170

TCW | Gargoyle Systematic Value Fund
I Class Shares	10/31/2017	$89,039	10/31/2020	$89,039
N Class Shares	10/31/2017	$37,794	10/31/2020	$37,794

Total				$126,833

TCW High Dividend Equities Long/Short Fund
I Class Shares	10/31/2016	$61,368	10/31/2019	$61,368
N Class Shares	10/31/2016	$26,376	10/31/2019	$26,376

Total				$87,744

TCW High Dividend Equities Long/Short Fund
I Class Shares	10/31/2017	$87,064	10/31/2020	$87,064
N Class Shares	10/31/2017	$36,982	10/31/2020	$36,982

Total				$124,046

TCW Long/Short Fundamental Value Fund
I Class Shares	10/31/2017	$1,706	10/31/2020	$1,706
N Class Shares	10/31/2017	$664	10/31/2020	$664

Total				$2,370

Trustees’ Fees: Trustees who are not affiliated with the Adviser receive compensation from the Funds as shown on the Statement of Operations. Trustees may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred are recorded on the Funds’ books as other liabilities.

       Note 6 — Distribution Plan

TCW Funds Distributors (“Distributor”), an affiliate of the Adviser and the Funds, serves as the non-exclusive distributor of each class of the Funds’ shares. The Funds have a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares. Under the terms of the plan, the Funds compensate the Distributor at a rate equal to 0.25% of the average daily net assets of the Funds attributable to their N Class shares for distribution and related services.

TCW Alternative Funds
Notes to Financial Statements (Continued)	October 31, 2017

       Note 7 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the period ended October 31, 2017, were as follows:

	Purchases at Cost	Sales or Maturity Proceeds
TCW | Gargoyle Dynamic 500 Fund	$5,891,650	$886,402
TCW | Gargoyle Dynamic 500 Collar Fund	956,561	1,710
TCW | Gargoyle Dynamic 500 Market-Neutral Fund	1,174,568	77,017
TCW | Gargoyle Hedged Value Fund	23,519,043	41,327,595
TCW | Gargoyle Systematic Value Fund	765,089	741,486
TCW High Dividend Equities Long/Short Fund	3,160,364	3,152,128
TCW Long/Short Fundamental Value Fund	762,186	307,398

There were no purchases or sales of U.S. government securities during this period.

       Note 8 — Capital Share Transactions

Transactions in each Fund’s shares were as follows:

TCW | Gargoyle Dynamic 500 Fund	Year Ended October 31, 2017		Period Ended October 31, 2016
I Class	Shares	Amount	Shares	Amount
Shares sold	537,756	$5,608,091	87,500	$875,000
Shares Issued upon Reinvestment of Dividends	5,725	60,176	476	4,684
Shares Redeemed	(37,604)	(404,980)	—	—

Net Increase	505,877	$5,263,287	87,976	$879,684

TCW | Gargoyle Dynamic 500 Fund	Year Ended October 31, 2017		Period Ended October 31, 2016
N Class	Shares	Amount	Shares	Amount
Shares sold	10,781	$122,500	37,500	$375,000
Shares Issued upon Reinvestment of Dividends	352	3,701	195	1,921
Shares Redeemed	—	—	—	—

Net Increase	11,133	$126,201	37,695	$376,921

TCW | Gargoyle Dynamic 500 Collar Fund			Period Ended October 31, 2017
I Class			Shares	Amount
Shares sold			76,003	$760,000
Shares Issued upon Reinvestment of Dividends			—	—
Shares Redeemed			—	—

Net Increase			76,003	$760,000

TCW Alternative Funds
Notes to Financial Statements (Continued)	October 31, 2017

Note 8 — Capital Share Transactions (Continued)

TCW | Gargoyle Dynamic 500 Collar Fund	Period Ended October 31, 2017
N Class	Shares	Amount
Shares sold	25,746	$257,500
Shares Issued upon Reinvestment of Dividends	—	—
Shares Redeemed	—	—

Net Increase	25,746	$257,500

TCW | Gargoyle Dynamic 500 Market-Neutral Fund	Period Ended October 31, 2017
I Class	Shares	Amount
Shares sold	76,003	$760,000
Shares Issued upon Reinvestment of Dividends	—	—
Shares Redeemed	—	—

Net Increase	76,003	$760,000

TCW | Gargoyle Dynamic 500 Market-Neutral Fund	Period Ended October 31, 2017
N Class	Shares	Amount
Shares sold	36,214	$365,000
Shares Issued upon Reinvestment of Dividends	—	—
Shares Redeemed	(2,433)	(25,000)

Net Increase	33,781	$340,000

TCW | Gargoyle Hedged Value Fund	Year Ended October 31, 2017		Year Ended October 31, 2016
I Class	Shares	Amount	Shares	Amount
Shares sold	570,021	$5,175,502	741,791	$6,339,838
Shares Issued upon Reinvestment of Dividends	53,823	482,257	123,698	1,065,043
Shares Redeemed	(1,465,825)	(13,830,050)	(2,395,435)	(20,722,244)

Net Decrease	(841,981)	$(8,172,291)	(1,529,946)	$(13,317,363)

TCW | Gargoyle Hedged Value Fund	Year Ended October 31, 2017		Year Ended October 31, 2016
N Class	Shares	Amount	Shares	Amount
Shares sold	40,315	$374,544	93,250	$813,582
Shares Issued upon Reinvestment of Dividends	3,303	29,763	24,325	210,172
Shares Redeemed	(565,752)	(5,124,457)	(558,360)	(4,824,812)

Net Decrease	(522,134)	$(4,720,150)	(440,785)	$(3,801,058)

TCW Alternative Funds
Notes to Financial Statements (Continued)	October 31, 2017

TCW | Gargoyle Systematic Value Fund	Year Ended October 31, 2017		Period Ended October 31, 2016
I Class	Shares	Amount	Shares	Amount
Shares sold	1,457	$15,525	87,500	$875,000
Shares Issued upon Reinvestment of Dividends	839	8,455	110	1,034
Shares Redeemed	—	—	—	—

Net Increase	2,296	$23,980	87,610	$876,034

TCW | Gargoyle Systematic Value Fund	Year Ended October 31, 2017		Period Ended October 31, 2016
N Class	Shares	Amount	Shares	Amount
Shares sold	—	—	37,500	$375,000
Shares Issued upon Reinvestment of Dividends	273	$2,752	38	360
Shares Redeemed	—	—	—	—

Net Increase	273	$2,752	37,538	$375,360

TCW High Dividend Equities Long/Short Fund	Year Ended October 31, 2017		Period Ended October 31, 2016
I Class	Shares	Amount	Shares	Amount
Shares sold	1,925	$19,979	87,500	$875,000
Shares Issued upon Reinvestment of Dividends	866	8,809	298	2,911
Shares Redeemed	—	—	—	—

Net Increase	2,791	$28,788	87,798	$877,911

TCW High Dividend Equities Long/Short Fund	Year Ended October 31, 2017		Period Ended October 31, 2016
N Class	Shares	Amount	Shares	Amount
Shares sold	—	—	37,500	$375,000
Shares Issued upon Reinvestment of Dividends	357	$3,631	145	1,419
Shares Redeemed	—	—	—	—

Net Increase	357	$3,631	37,645	$376,419

TCW Alternative Funds
Notes to Financial Statements (Continued)	October 31, 2017

Note 8 — Capital Share Transactions (Continued)

TCW Long/Short Fundamental Value Fund	Period Ended
	October 31, 2017
I Class	Shares	Amount
Shares sold	67,000	$670,000
Shares Issued upon Reinvestment of Dividends	—	—
Shares Redeemed	—	—

Net Increase	67,000	$670,000

TCW Long/Short Fundamental Value Fund	Period Ended
	October 31, 2017
N Class	Shares	Amount
Shares sold	25,000	$250,000
Shares Issued upon Reinvestment of Dividends	—	—
Shares Redeemed	—	—

Net Increase	25,000	$250,000

Note 9 — Affiliate Ownership

As of October 31, 2017, the affiliates of the Funds and Adviser own 54.1%, 99.3%, 92.0%, 7.1%, 100%, 100% and 100% of the outstanding shares of each of the TCW | Gargoyle Dynamic 500 Fund, TCW | Gargoyle Dynamic 500 Collar Fund, TCW | Gargoyle Dynamic 500 Market-Neutral Fund, TCW Gargoyle Hedged Value Fund, TCW | Gargoyle Systematic Value Fund, TCW High Dividend Equities Long/Short Fund and TCW Long/Short Fundamental Value Fund, respectively.

Note 10 — Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities at October 31, 2017.

Note 11 — Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the Trustees which provides that the Trust will indemnify and hold harmless each Trustee against any expenses actually and reasonably incurred by any Trustee in any proceeding arising out of or in connection with the Trustee’s services to the Trust, to the fullest extent permitted by the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote. The Trust has not accrued any liability in connection with such indemnification.

TCW | Gargoyle Dynamic 500 Fund
Financial Highlights - I Class

	Year Ended October 31, 2017	November 30, 2015 (Commencement of Operations) through October 31, 2016

Net Asset Value Per Share, Beginning of Period	$10.31	$10.00

Income from Investment Operations:
Net Investment Income(1)	0.11	0.12
Net Realized and Unrealized Gain on Investment	1.34	0.24

Total from Investment Operations	1.45	0.36

Less Distributions:
Distributions from Net Investment Income	(0.07)	(0.05)
Distributions from Net Realized Gain	(0.05)	—

Total Distributions	(0.12)	(0.05)

Net Asset Value Per Share, End of Period	$11.64	$10.31

Total Return	14.22%	3.66	%(2)
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$6,912	$ 907
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	3.28%	8.54	%(3)
After Expense Reimbursement	1.00%	1.00	%(3)
Ratio of Net Investment Income to Average Net Assets	1.04%	1.31	%(3)
Portfolio Turnover Rate	14%	7	%(2)

(1)	Computed using average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

See accompanying notes to financial statements.

TCW | Gargoyle Dynamic 500 Fund
Financial Highlights - N Class

	Year Ended October 31, 2017	November 30, 2015 (Commencement of Operations) through October 31, 2016

Net Asset Value Per Share, Beginning of Period	$10.29	$10.00

Income from Investment Operations:
Net Investment Income(1)	0.08	0.10
Net Realized and Unrealized Gain on Investment	1.33	0.24

Total from Investment Operations	1.41	0.34

Less Distributions:
Distributions from Net Investment Income	(0.04)	(0.05)
Distributions from Net Realized Gain	(0.05)	—

Total Distributions	(0.09)	(0.05)

Net Asset Value Per Share, End of Period	$11.61	$10.29

Total Return	13.88%	3.44	%(2)
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$ 567	$ 388
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	3.53%	8.79	%(3)
After Expense Reimbursement	1.25%	1.25	%(3)
Ratio of Net Investment Income to Average Net Assets	0.76%	1.06	%(3)
Portfolio Turnover Rate	14%	7	%(2)

(1)	Computed using average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

See accompanying notes to financial statements.

TCW | Gargoyle Dynamic 500 Collar Fund
Financial Highlights - I Class

	February 28, 2017 (Commencement of Operations) through October 31, 2017
Net Asset Value Per Share, Beginning of Period	$10.00

Income from Investment Operations:
Net Investment Income(1)	0.07
Net Realized and Unrealized Gain on Investment	0.15

Total from Investment Operations	0.22

Net Asset Value Per Share, End of Period	$10.22

Total Return	2.20	%(2)
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$ 777
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	15.97	%(3)
After Expense Reimbursement	1.00	%(3)
Ratio of Net Investment Income to Average Net Assets	1.04	%(3)
Portfolio Turnover Rate	0	%(2)

(1)	Computed using average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

See accompanying notes to financial statements.

TCW | Gargoyle Dynamic 500 Collar Fund
Financial Highlights - N Class

	February 28, 2017 (Commencement of Operations) through October 31, 2017
Net Asset Value Per Share, Beginning of Period	$10.00

Income from Investment Operations:
Net Investment Income (1)	0.05
Net Realized and Unrealized Gain on Investment	0.16

Total from Investment Operations	0.21

Net Asset Value Per Share, End of Period	$10.21

Total Return	2.10	%(2)
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$263
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	16.22	%(3)
After Expense Reimbursement	1.25	%(3)
Ratio of Net Investment Income to Average Net Assets	0.77	%(3)
Portfolio Turnover Rate	0	%(2)

(1)	Computed using average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

See accompanying notes to financial statements.

TCW | Gargoyle Dynamic 500 Market-Neutral Fund
Financial Highlights - I Class

	February 28, 2017 (Commencement of Operations) through October 31, 2017
Net Asset Value Per Share, Beginning of Period	$10.00

Income from Investment Operations:
Net Investment Income(1)	0.08
Net Realized and Unrealized Gain on Investment	0.22

Total from Investment Operations	0.30

Net Asset Value Per Share, End of Period	$10.30

Total Return	3.00	%(2)
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$783
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	15.40	%(3)
After Expense Reimbursement	1.00	%(3)
Ratio of Net Investment Income to Average Net Assets	1.16	%(3)
Portfolio Turnover Rate	7	%(2)

(1)	Computed using average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

See accompanying notes to financial statements.

TCW | Gargoyle Dynamic 500 Market-Neutral Fund
Financial Highlights - N Class

	February 28, 2017 (Commencement of Operations) through October 31, 2017
Net Asset Value Per Share, Beginning of Period	$10.00

Income from Investment Operations:
Net Investment Income(1)	0.06
Net Realized and Unrealized Gain on Investment	0.22

Total from Investment Operations	0.28

Net Asset Value Per Share, End of Period	$10.28

Total Return	2.80	%(2)
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$347
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	15.65	%(3)
After Expense Reimbursement	1.25	%(3)
Ratio of Net Investment Income to Average Net Assets	0.92	%(3)
Portfolio Turnover Rate	7	%(2)

(1)	Computed using average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

See accompanying notes to financial statements.

TCW | Gargoyle Hedged Value Fund
Financial Highlights - I Class

	Year Ended October 31, 2017	Year Ended October 31, 2016	One Month Ended October 31, 2015(1)		Year Ended September 30,
					2015(2)	2014(2)(8)		2013(2)(8)

Net Asset Value Per Share, Beginning of Period	$8.72	$9.38	$9.07		$10.34	$9.07		$7.25

Income from Investment Operations:
Net Investment Income (Loss)(3)	(0.01)	0.07	(0.00	)(4)	0.07	0.05		0.07
Net Realized and Unrealized Gain (Loss) on Investment	0.99	(0.52)	0.31		(0.89)	1.33		1.96

Total from Investment Operations	0.98	(0.45)	0.31		(0.82)	1.38		2.03

Less Distributions:
Distributions from Net Investment Income	(0.11)	(0.05)	—		(0.04)	(0.04)		(0.06)
Distributions from Net Realized Gain	—	(0.16)	—		(0.41)	(0.07)		(0.15)

Total Distributions	(0.11)	(0.21)	—		(0.45)	(0.11)		(0.21)

Net Asset Value Per Share, End of Period	$9.59	$8.72	$9.38		$9.07	$10.34		$9.07

Total Return	11.34%	(4.69)%	3.42	%(5)	(8.15)%	15.32%		28.54%
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$34,226	$38,438	$55,734		$53,166	$44,955		$20,123
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.28%	2.19%	2.39	%(6)	1.37%	1.17%		1.52%
After Expense Reimbursement	1.25%	1.25%	1.25	%(6)	1.25%	1.25	%(7)	1.25%
Ratio of Net Investment Income (Loss) to Average
Net Assets	(0.06)%	0.82%	(0.31	)%(6)	0.66%	0.48%		0.92%
Portfolio Turnover Rate	52%	57%	3	%(5)	71%	42%		66%

(1)	The Fund changed its fiscal year end to October 31.
(2)	Reflects the Institutional Class of the Predecessor Fund adjusted for the exchange. See Note 2 in the Notes to Financial Statements.
(3)	Computed using average shares outstanding throughout the period.
(4)	Less than (0.005).
(5)	Not annualized.
(6)	Annualized.
(7)	Ratios include previously waived advisory fees recovered.
(8)

In connection with the reorganization of the RiverPark/Gargoyle Hedged Value Fund into the TCW | Gargoyle Hedged Value Fund, a conversion factor of 1.37451 was applied to the years ended September 30, 2014 and 2013 per share amounts to properly reflect the historical performance of the Fund.

See accompanying notes to financial statements.

TCW | Gargoyle Hedged Value Fund
Financial Highlights - N Class

	Year Ended October 31, 2017	Year Ended October 31, 2016	One Month Ended October 31, 2015(1)		Year Ended September 30,
					2015(2)	2014(2)(8)		2013(2)(8)

Net Asset Value Per Share, Beginning of Period	$8.73	$9.38	$9.06		$10.34	$9.08		$7.27

Income from Investment Operations:
Net Investment Income (Loss)(3)	(0.03)	0.05	(0.00	)(4)	0.04	0.02		0.04
Net Realized and Unrealized Gain (Loss) on Investment	1.00	(0.53)	0.32		(0.90)	1.34		1.97

Total from Investment Operations	0.97	(0.48)	0.32		(0.86)	1.36		2.01

Less Distributions:
Distributions from Net Investment Income	(0.07)	(0.01)	—		(0.01)	(0.03)		(0.05)
Distributions from Net Realized Gain	—	(0.16)	—		(0.41)	(0.07)		(0.15)

Total Distributions	(0.07)	(0.17)	—		(0.42)	(0.10)		(0.20)

Net Asset Value Per Share, End of Period	$9.63	$8.73	$9.38		$9.06	$10.34		$9.08

Total Return	11.12%	(5.04)%	3.53	%(5)	(8.45)%	15.03%		28.42%
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$3,448	$7,684	$12,385		$12,292	$22,802		$8,533
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.63%	2.51%	2.78	%(6)	1.65%	1.52%		1.67%
After Expense Reimbursement	1.50%	1.50%	1.50	%(6)	1.50%	1.50	%(7)	1.50%
Ratio of Net Investment Income (Loss) to Average
Net Assets	(0.30)%	0.58%	(0.57	)%(6)	0.40%	0.23%		0.54%
Portfolio Turnover Rate	52%	57%	3	%(5)	71%	42%		66%

(1)	The Fund changed its fiscal year end to October 31.
(2)	Reflects the Retail Class of the Predecessor Fund adjusted for the exchange. See Note 2 in the Notes to Financial Statements.
(3)	Computed using average shares outstanding throughout the period.
(4)	Less than (0.005).
(5)	Not annualized.
(6)	Annualized.
(7)	Ratios include previously waived advisory fees recovered.
(8)

In connection with the reorganization of the RiverPark/Gargoyle Hedged Value Fund into the TCW | Gargoyle Hedged Value Fund, a conversion factor of 1.37048 was applied to the years ended September 30, 2014 and 2013 per share amounts to properly reflect the historical performance of the Fund.

See accompanying notes to financial statements.

TCW | Gargoyle Systematic Value Fund
Financial Highlights - I Class

	Year Ended October 31, 2017	November 30, 2015 (Commencement of Operations) through October 31, 2016

Net Asset Value Per Share, Beginning of Period	$9.25	$10.00

Income from Investment Operations:
Net Investment Income(1)	0.03	0.08
Net Realized and Unrealized Gain (Loss) on Investment	1.83	(0.82)

Total from Investment Operations	1.86	(0.74)

Less Distributions:
Distributions from Net Investment Income	(0.10)	(0.01)

Total Distributions	(0.10)	(0.01)

Net Asset Value Per Share, End of Period	$11.01	$9.25

Total Return	20.17%	(7.38	)%(2)
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$990	$811
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	10.45%	9.37	%(3)
After Expense Reimbursement	0.90%	0.90	%(3)
Ratio of Net Investment Income to Average Net Assets	0.28%	0.92	%(3)
Portfolio Turnover Rate	56%	45	%(2)

(1)	Computed using average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

See accompanying notes to financial statements.

TCW | Gargoyle Systematic Value Fund
Financial Highlights - N Class

	Year Ended October 31, 2017	November 30, 2015 (Commencement of Operations) through October 31, 2016

Net Asset Value Per Share, Beginning of Period	$9.24	$10.00

Income from Investment Operations:
Net Investment Income(1)	0.00 (4)	0.06
Net Realized and Unrealized Gain (Loss) on Investment	1.81	(0.81)

Total from Investment Operations	1.81	(0.75)

Less Distributions:
Distributions from Net Investment Income	(0.07)	(0.01)

Total Distributions	(0.07)	(0.01)

Net Asset Value Per Share, End of Period	$10.98	$9.24

Total Return	19.70%	(7.51	)%(2)
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$415	$347
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	10.70%	9.62	%(3)
After Expense Reimbursement	1.15%	1.15	%(3)
Ratio of Net Investment Income to Average Net Assets	0.03%	0.66	%(3)
Portfolio Turnover Rate	56%	45	%(2)

(1)	Computed using average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

(4)	Less than 0.005.

See accompanying notes to financial statements.

TCW High Dividend Equities Long/Short Fund
Financial Highlights - I Class

	Year Ended October 31, 2017		November 30, 2015 (Commencement of Operations) through October 31, 2016

Net Asset Value Per Share, Beginning of Period	$9.71		$10.00

Income from Investment Operations:
Net Investment Income(1)	0.03		0.11
Net Realized and Unrealized Gain (Loss) on Investment	0.71		(0.36)

Total from Investment Operations	0.74		(0.25)

Less Distributions:
Distributions from Net Investment Income	(0.12)		(0.04)

Total Distributions	(0.12)		(0.04)

Net Asset Value Per Share, End of Period	$10.33		$9.71

Total Return	7.65%		(2.50	)%(2)
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$936		$853
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	11.84	%(5)	9.46	%(3)(4)
After Expense Reimbursement	2.39	%(5)	1.65	%(3)(4)
Ratio of Net Investment Income to Average Net Assets	0.27%		1.25	%(3)
Portfolio Turnover Rate	404%		169	%(2)

(1)	Computed using average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

(4)	Includes dividend expense of 0.35%.

(5)	Includes dividend expense of 1.09%.

See accompanying notes to financial statements.

TCW High Dividend Equities Long/Short Fund
Financial Highlights - N Class

	Year Ended October 31, 2017		November 30, 2015 (Commencement of Operations) through October 31, 2016

Net Asset Value Per Share, Beginning of Period	$9.69		$10.00

Income from Investment Operations:
Net Investment Income(1)	0.00	(6)	0.09
Net Realized and Unrealized Gain (Loss) on Investment	0.72		(0.36)

Total from Investment Operations	0.72		(0.27)

Less Distributions:
Distributions from Net Investment Income	(0.10)		(0.04)

Total Distributions	(0.10)		(0.04)

Net Asset Value Per Share, End of Period	$10.31		$9.69

Total Return	7.41%		(2.72	)%(2)
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$392		$365
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	12.09	%(5)	9.71	%(3)(4)
After Expense Reimbursement	2.64	%(5)	1.90	%(3)(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.02%		0.99	%(3)
Portfolio Turnover Rate	404%		169	%(2)

(1)	Computed using average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

(4)	Includes dividend expense of 0.35%.

(5)	Includes dividend expense of 1.09%.

(6)	Less than 0.005.

See accompanying notes to financial statements.

TCW Long/Short Fundamental Value Fund
Financial Highlights - I Class

	September 29, 2017 (Commencement of Operations) through October 31, 2017
Net Asset Value Per Share, Beginning of Period	$10.00

Income from Investment Operations:
Net Investment Loss(1)	(0.01)
Net Realized and Unrealized Gain on Investment	0.09

Total from Investment Operations	0.08

Net Asset Value Per Share, End of Period	$10.08

Total Return	0.80	%(2)
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$675
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	12.87	%(3)
After Expense Reimbursement	2.00	%(3)
Ratio of Net Investment Loss to Average Net Assets	(0.79	)%(3)
Portfolio Turnover Rate	66	%(2)

(1)	Computed using average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

See accompanying notes to financial statements.

TCW Long/Short Fundamental Value Fund
Financial Highlights - N Class

	September 29, 2017 (Commencement of Operations) through October 31, 2017
Net Asset Value Per Share, Beginning of Period	$10.00

Income from Investment Operations:
Net Investment Loss(1)	(0.01)
Net Realized and Unrealized Gain on Investment	0.09

Total from Investment Operations	0.08

Net Asset Value Per Share, End of Period	$10.08

Total Return	0.80	%(2)
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$252
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	13.12	%(3)
After Expense Reimbursement	2.25	%(3)
Ratio of Net Investment Loss to Average Net Assets	(1.09	)%(3)
Portfolio Turnover Rate	66	%(2)

(1)	Computed using average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

See accompanying notes to financial statements.

TCW Alternative Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

TCW Alternative Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TCW Alternative Funds (the “Funds”) comprising the TCW | Gargoyle Dynamic 500 Fund, TCW | Gargoyle Dynamic 500 Collar Fund, TCW | Gargoyle Dynamic 500 Market-Neutral Fund, TCW | Gargoyle Hedged Value Fund, TCW | Gargoyle Systematic Value Fund, TCW High Dividend Equities Long/Short Fund, and TCW Long/Short Fundamental Value Fund as of October 31, 2017, and the related statements of operations for the periods then ended, the statements of changes in net assets for each of the respective stated periods then ended, and the financial highlights for the respective stated periods then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The TCW | Gargoyle Hedged Value Fund financial highlights for each of the two years in the period ended September 30, 2014, before the effects of the adjustments to retrospectively adjust the per share data financial highlights to give effect to the reorganization as discussed in footnote (8) to the financial highlights of TCW | Gargoyle Hedged Value Fund (formerly the RiverPark/Gargoyle Hedged Value Fund) were audited by other auditors whose report, dated November 28, 2014, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principle used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of each of the portfolios constituting TCW Alternative Funds as of October 31, 2017, the results of their operations for the periods then ended, the changes in their net assets for each of the respective stated periods then ended, and the financial highlights for the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

We have also audited the adjustments to the financial highlights of the TCW | Gargoyle Hedged Value Fund for each of the two years in the period ended September 30, 2014, to retrospectively adjust the per share data to give effect to the reorganization as discussed in footnote (8) to the financial highlights. Our procedures included recalculating the per share data using the conversion factor discussed in footnote (8) to the financial highlights. In our opinion, such retrospective adjustments are appropriate and have been properly applied. However, we were not engaged to audit, review, or apply any procedures to the financial statements and financial highlights of the TCW | Gargoyle Hedged Value Fund (formerly the RiverPark/Gargoyle Hedged Value Fund) for each of the two years in the period ended September 30, 2014 other than with respect to the retrospective adjustments described herein and, accordingly, we do not express an opinion or any other form of assurance on the financial statements and financial highlights of the TCW | Gargoyle Hedged Value Fund for each of the two years in the period ended September 30, 2014.

Los Angeles, California

December 20, 2017

[THIS PAGE INTENTIONALLY LEFT BLANK]

TCW Alternative Funds

Shareholder Expenses (Unaudited)

As a shareholder of a TCW Alternative Fund, you incur ongoing operational costs of the Fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example for

TCW | Gargoyle Dynamic 500 Fund, TCW | Gargoyle Dynamic 500 Collar Fund, TCW | Gargoyle Dynamic 500 Market-Neutral Fund, TCW | Gargoyle Hedged Value Fund, TCW | Gargoyle Systematic Value Fund and TCW High Dividend Equities Long/Short Fund is based on an Investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017, to October 31, 2017 (184 days).

TCW Long/Short FundamentalValue Fund is based on an investment of $1,000 invested at the beginning of the period and held for the period from September 29, to October 31, 2017 (30 days).

Actual Expenses The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line under each Fund in the table below provides information about the hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio	Expenses Paid During Period May 1, 2017 to October 31, 2017
TCW | Gargoyle Dynamic 500 Fund
I Class Shares
Actual	$1,000.00	$1,056.30	1.00%	$5.18
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	1.00%	$5.09

N Class Shares
Actual	$1,000.00	$1,054.50	1.25%	$6.47
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	1.25%	$6.36

TCW Alternative Funds

Shareholder Expenses (Unaudited) (Continued)

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio	Expenses Paid During Period May 1, 2017 to October 31, 2017
TCW | Gargoyle Dynamic 500 Collar Fund
I Class Shares
Actual	$1,000.00	$1,022.00	1.00%	$5.10
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	1.00%	$5.09

N Class Shares
Actual	$1,000.00	$1,022.00	1.25%	$6.37
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	1.25%	$6.36

TCW | Gargoyle Dynamic 500 Market-Neutral Fund
I Class Shares
Actual	$1,000.00	$1,014.80	1.00%	$5.08
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	1.00%	$5.09

N Class Shares
Actual	$1,000.00	$1,012.80	1.25%	$6.34
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	1.25%	$6.36

TCW | Gargoyle Hedged Value Fund
I Class Shares
Actual	$1,000.00	$1,040.10	1.25%	$6.43
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	1.25%	$6.36

N Class Shares
Actual	$1,000.00	$1,038.80	1.50%	$7.71
Hypothetical (5% return before expenses)	$1,000.00	$1,017.64	1.50%	$7.63

TCW | Gargoyle Systematic Value Fund
I Class Shares
Actual	$1,000.00	$1,047.60	0.90%	$4.64
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	0.90%	$4.58

N Class Shares
Actual	$1,000.00	$1,045.70	1.15%	$5.93
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	1.15%	$5.85

TCW Alternative Funds

Shareholder Expenses (Unaudited) (Continued)

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio	Expenses Paid During Period May 1, 2017 to October 31, 2017
TCW High Dividend Equities Long/Short Fund
I Class Shares
Actual	$1,000.00	$987.60	2.47%	$12.37
Hypothetical (5% return before expenses)	$1,000.00	$1,012.75	2.47%	$12.53

N Class Shares
Actual	$1,000.00	$986.60	2.72%	$13.62
Hypothetical (5% return before expenses)	$1,000.00	$1,011.49	2.72%	$13.79

	Beginning Account Value September 29, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio	Expenses Paid During Period September 29, 2017 to October 31, 2017
TCW Long/Short Fundamental Value Fund
I Class Shares
Actual	$1,000.00	$1,008.00	2.00%	$1.65
Hypothetical (5% return before expenses)	$1,000.00	$1,002.47	2.00%	$1.65

N Class Shares
Actual	$1,000.00	$1,008.00	2.25%	$1.86
Hypothetical (5% return before expenses)	$1,000.00	$1,002.26	2.25%	$1.85

TCW Alternative Funds

Privacy Policy

The TCW Group, Inc. and Subsidiaries

TCW Investment Management Company LLC

TCW Asset Management Company LCC

Trust Company of the West

Metropolitan West Asset Management, LLC

TCW Funds, Inc.	Sepulveda Management LLC
TCW Strategic Income Funds, Inc.	TCW Direct Lending
Metropolitan West Funds	TCW Direct Lending VII LCC
TCW Alternative Funds

Effective September 2017

WHAT YOU SHOULD KNOW

TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the U.S. Securities and Exchange Commission.

OUR PRIVACY POLICY

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, and the TCW Alternative Funds, Sepulveda Management LLC and TCW Direct Lending (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

CATEGORIES OF INFORMATION WE COLLECT

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

CATEGORIES OF INFORMATION WE DISCLOSE TO NONAFFILIATED THIRD PARTIES

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

CATEGORIES OF INFORMATION WE DISCLOSE TO OUR AFFILIATED ENTITIES

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

INFORMATION ABOUT FORMER CUSTOMERS

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

QUESTIONS

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

REMINDER ABOUT TCW’S FINANCIAL PRODUCTS

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, TCW Alternative Funds, Sepulveda Management LLC and TCW Direct Lending.

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC	TCW STRATEGIC INCOME FUND, INC.

TCW FUNDS, INC.	METROPOLITAN WEST FUNDS

TCW ALTERNATIVE FUNDS	TCW DIRECT LENDING LLC

SEPULVEDA MANAGEMENT LLC	TCW DIRECT LENDING VII LLC

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 | email: privacy@tcw.com

TCW Alternative Funds

Approval of Investment Management and Advisory Agreement and Sub-Advisory Agreement by Trustees (Unaudited)

TCW Investment Management Company LLC (the “Adviser”) provides investment advisory services to the following four series of the Trust, among others not listed below, under the Investment Advisory and Management Agreement dated April 10, 2015, as amended on November 27, 2015 and February 24, 2017 (the “Advisory Agreement”), between the Trust and the Adviser: TCW/Gargoyle Hedged Value Fund, TCW/Gargoyle Dynamic 500 Fund, and TCW/Gargoyle Systematic Value Fund (together, the “TCW/Gargoyle Funds”), and TCW High Dividend Equities Long/Short Fund (the “TCW High Dividend Fund”) (the TCW/Gargoyle Funds and the TCW High Dividend Fund are referred to, collectively, as the “Funds”). The Advisory Agreement was approved for a two-year initial term with respect to the Funds by the Board of Trustees of the Trust (the “Board”), and by the initial shareholder of each Fund.

Gargoyle Investment Advisor L.L.C. (the “Sub-Adviser”) serves as the sub-adviser for the TCW/Gargoyle Funds under a Sub-Advisory Agreement dated April 10, 2015, and amended effective November 27, 2015 (the “Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. The Sub-Advisory Agreement was also approved for a two-year initial term with respect to the TCW/Gargoyle Funds by the Board. The Advisory Agreement and the Sub-Advisory Agreement are referred to together as the “Agreements.” Following each Agreement’s initial two-year term with respect to each Fund, each Agreement continues in effect from year to year, provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Trustees of the Trust (the “Board”), and, in either event, by a majority of the Trustees who are not “interested persons” of the Trust, as such term is defined in Section 2(a) (19) of the Investment Company Act of 1940, as amended, (the “Independent Trustees”) casting votes in person at a meeting called for that purpose.

On September 18, 2017, the Board approved the renewal of each Agreement for an additional one-year term from November 27, 2017 through November 27, 2018. The renewal of each Agreement was approved by the Board (including by a majority of the Independent Trustees) upon the recommendation of the Independent Trustees. The Independent Trustees met separately by telephone on August 30, 2017, and in person on another occasion, with their independent legal counsel to review and discuss the information that had been requested on their behalf by their independent legal counsel and presented by the Adviser and the Sub-Adviser for their consideration. The information, material facts, and conclusions that formed the basis for their recommendation and the Board’s subsequent approval are described below.

Information received

Materials reviewed - During the course of each year, the Independent Trustees receive a wide variety of materials relating to the services provided by the Advisers, including reports on the respective Adviser’s investment processes, as well as on each Fund’s investment results, portfolio composition, portfolio trading practices, compliance monitoring, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Advisers to the Funds. In addition, the Board reviewed information furnished to the Independent Trustees in response to a detailed requests sent to the Adviser and the Sub-Adviser (together, the “Advisers”) on their behalf. The information in each Adviser’s responses included extensive materials regarding each Fund’s investment results, financial and profitability information regarding the Advisers, descriptions of various services provided to the Funds, descriptions of functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to each Fund. The Trustees also considered information provided by an independent data provider, Broadridge, comparing the

TCW Alternative Funds
Approval of Investment Management and Advisory Agreement and Sub-Advisory Agreement by Trustees (Unaudited) (Continued)

investment performance and the fee and expense levels of each Fund to appropriate peer groups of mutual funds. After reviewing this information, the Trustees requested additional information from the Adviser, which the Adviser provided and the Trustees considered.

Review process - The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. The Independent Trustees reviewed advice regarding legal and industry standards provided by their independent legal counsel, including a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Agreement. The Independent Trustees also discussed these matters with their independent legal counsel, who assisted them in their review and consideration of the renewal of the Agreements. The Independent Trustees discussed the renewal of the Agreements with each Adviser’s representatives and in private sessions at which no representatives of the Advisers were present. In deciding to recommend the renewal of the Agreements with respect to each Fund, the Independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor. Each Independent Trustee may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board.

Nature, extent, and quality of services

The Independent Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser. The Board considered the depth and quality of the each Adviser’s investment management process, including its research and analytical capabilities; the experience, capability, and integrity of its senior management and other personnel; and the resources of each organization to support the Funds. The Independent Trustees also reviewed the financial information about each Adviser’s organization showing the Adviser’s ability to carry out its obligations to the Funds, as well as the experience and qualifications of the key personnel at the Adviser.

The Independent Trustees reviewed the material elements of the oversight of the Sub-Adviser by the Adviser, including the Adviser’s prior due diligence on the Sub-Adviser, including analysis of investment management services, past performance, portfolio construction, risk parameters, regulatory issues, compliance and personnel. The Board reviewed the Adviser’s proposed monitoring of portfolio activities and risk levels, risk assessment and monitoring of the ongoing condition of the Sub-Adviser, and annual and ongoing review of the Sub-Adviser’s compliance program and activities. The Independent Trustees noted that certain information, including the experience and qualifications of the investment personnel at the Sub-Adviser and the services to be provided by the Sub-Adviser, has been discussed extensively among themselves and with representatives of the Sub-Adviser.

The Board and the Independent Trustees concluded that the nature, extent, and quality of the services provided and expected to be provided by the Adviser and, as applicable, the Sub-Adviser should benefit each Fund and its shareholders over time.

Investment results

The Board considered the investment results of each Fund in light of its investment objective(s) and principal investment strategies. They compared each Fund’s total returns with the total returns of other mutual funds in peer group reports prepared by Broadridge with respect to various longer and more recent periods all ended May 31, 2017. The Independent Trustees reviewed information as to peer group

TCW Alternative Funds
Approval of Investment Management and Advisory Agreement and Sub-Advisory Agreement by Trustees (Unaudited) (Continued)

selections presented by Broadridge and discussed the methodology for those selections with the Adviser In reviewing each Fund’s relative performance, the Board took into account each Fund’s investment strategies, distinct characteristics, asset size and diversification.

The Board noted that each Fund’s performance was satisfactory over at least some portion of the relevant periods given the strategies employed and the challenging investment conditions for those strategies. The Board generally considers long-term performance records to be more relevant, and three of the Funds have yet to achieve a long-term record. The Board also recognized the differences, sometime significant, in the strategies and investments employed by funds in the peer group for each Fund, making the use of the peer group comparison less relevant. For that reason, the Board believes that relative performance also should be considered in light of comparisons to the benchmark index used by each Fund, to the Fund’s stated objective and in light of expected future market conditions.

The Board concluded that the continued management of the Funds by the Adviser and, as applicable, the Sub-Adviser, should benefit each Fund and its shareholders over time.

Advisory fees and total expenses

The Independent Trustees next considered the management fee under the Advisory Agreement and the expense ratio for each Fund, noting that the Adviser has agreed to operating expense limitations for the Funds under the terms of the Operating Expenses Agreement. They reviewed the management fees and expense ratios of various other comparable mutual funds (the “Peer Funds”) and noted that, while the management fee and expense ratio for each Fund are above those for some of its Peer Funds, many of the Peer Funds do not have sub-advisers and do not follow a directly comparable investment strategy. Based on an overall comparison, each Fund generally had a lower total contractual management fee and lower total expenses than the median figures for the Peer Funds, except for the TCW/Gargoyle Hedged Value Fund, which had a slightly higher total expense ratio than the median total expense ratio of its Peer Funds but below the average expense ratio for those Peer Funds. The Independent Trustees noted that the management fee does not include any breakpoints but concluded that it would be more appropriate to consider the sharing of potential economies of scale for a Fund when that Fund reaches a certain size where those potential economies may become apparent. The Independent Trustees noted the arm’s-length bargaining between the Adviser and the Sub-Adviser as to the allocation of the advisory fees, and further considered that the sub-advisory fee will be paid to the Sub-Adviser by the Adviser, and not directly by the TCW/Gargoyle Funds, that the Sub-Adviser has agreed to a reduced sub-advisory fee to help keep the TCW/Gargoyle Funds within their respective operating expense limitations, and that no affiliates of the Sub-Adviser will be retained to provide any services to the TCW/Gargoyle Funds.

TCW Alternative Funds

Approval of Investment Management and Advisory Agreement and Sub-Advisory Agreement by Trustees (Unaudited) (Continued)

The Adviser’s costs, level of profits, and economies of scale

The Board considered that the Funds are small; three are recently formed funds; and all operate with an expense limitation. For those reasons, the Board recognized that the Adviser is unlikely to realize profits from the Advisory Agreement until the Funds have grown substantially. In addition to on-going subsidies required in order to maintain the expense limitation, the Board also is aware of the substantial expenses incurred by the Adviser from its own resources in order to organize, seed and launch the newer Funds.

As noted above, the Board and the Independent Trustees considered the extent to which potential economies of scale could be realized as the Funds grow, but recognize that the Funds currently are too small to generate any economies of scale.

Ancillary benefits

The Board and the Independent Trustees considered other actual and potential financial benefits to the Advisers in concluding that the contractual advisory fees are fair and reasonable for the Funds. In particular, they noted that the Adviser and Sub-Adviser do not have any affiliates that materially benefit from their respective relationships to the Funds (except for the Adviser’s parent company as the controlling owner of the Adviser).

Conclusion

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Trustees concluded that each Agreement is fair and reasonable to each Fund and its shareholders, that the Funds’ shareholders received reasonable value in return for the advisory fees and other amounts paid to the Advisers by each Fund, and that the renewal of each Agreement was in the best interests of each Fund and its shareholders.

TCW Alternative Funds

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Trust uses to determine how to vote proxies are available without charge. The Board of Trustees of the Trust has delegated the Trust’s proxy voting authority to the Adviser.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Adviser are available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Trust receives a request for a description of the Adviser’s proxy voting guidelines, it will deliver the description that is disclosed in the Trust’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Adviser, on behalf of the Trust, prepares and file Form N-PX with the SEC not later than August 31 of each year, which includes the Trust’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Trust’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Trust receives a request for the Trust’s proxy voting record, it will send the information disclosed in the Trust’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Trust also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Trust files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling 800-FUND-TCW (800-386-3829) to obtain a hard copy. You may also obtain the Trust’s Form N-Q:

1.	By going to the SEC website at http://www.sec.gov.; or

2.	By visiting the SEC’s Public Reference Room in Washington, D.C. and photocopying it (Phone 1-800-SEC-0330 for information on the operation of the SEC’s Public Reference Room).

TCW Alternative Funds

Tax Information Notice (Unaudited)

For the year ended October 31, 2017, the Funds paid a capital gain distribution within the meaning 852(b) (3) (c) of the Code.

Fund	Total
TCW | Gargoyle Dynamic 500 Fund	$5,545

Under Section 854(b) (2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1 (h) (11) of the Code for the fiscal year ended October 31, 2017:

Fund	Qualified Dividend Income
TCW | Gargoyle Dynamic 500 Fund	79.25%
TCW | Gargoyle Hedged Value Fund	100.00%
TCW | Gargoyle Systematic Value Fund	100.00%
TCW High Dividend Equities Long/Short Fund	100.00%

The following are dividend received deduction percentages for the Funds’ corporate shareholders:

Fund	Dividends Received Deductions
TCW | Gargoyle Dynamic 500 Fund	78.42%
TCW | Gargoyle Hedged Value Fund	100.00%
TCW | Gargoyle Systematic Value Fund	100.00%
TCW High Dividend Equities Long/Short Fund	100.00%

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In February 2018, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2017. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual tax returns.

TCW Alternative Funds

Trustees and Officers (Unaudited)

A board of four trustees is responsible for overseeing the operations of the Trust. The trustees and their business addresses and their principal occupation for the last five years are set forth below.

Independent Trustees

Name, Year of Birth and Position with Funds (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Trustee

Peter McMillan (1957) Chairman	Indefinite term; Mr. McMillan has served as a trustee of TCW Alternative Funds since 2015.	Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Managing Partner (since 2000) Willowbrook Capital Group, LLC (investment advisory firm); Co-founder and Executive Vice President (since 2005), KBS Capital Advisors (a manager of real estate investment trusts).	KBS Real Estate Investment Trusts (real estate investments); KBS Strategic Opportunity REITs (real estate investments); Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Funds (mutual fund).
Patrick C. Haden (1953)	Indefinite term; Mr. Haden has served as a trustee of TCW Alternative Funds since 2015.	Senior Advisor to President (since July 2016) and Athletic Director (2010-June 2016), University of Southern California.	Tetra Tech, Inc. (environmental consulting); The Rose Hills Foundation (charitable foundation); Unihealth Foundation (charitable foundation); Fletcher Jones Foundation (charitable foundation); Mayr Foundation (charitable foundation); First Beverage (beverage consulting); Auto Club (affiliate of AAA); Metropolitan West Funds (mutual fund); TCW Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund).
Andrew Tarica (1959)	Indefinite term; Mr. Tarica has served as a trustee of TCW Alternative Funds since 2015.	Chief Executive Officer, Meadowbrook Capital Management (asset management company); Employee, Cowen & Co. (broker-dealer).	Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Funds (mutual fund).

TCW Alternative Funds

Trustees and Officers (Unaudited) (Continued)

Interested Trustee

Name, Year of Birth and Position with Funds (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Trustee

Jess Ravich (1957)	Indefinite term; Mr. Ravich has served as a trustee of TCW Alternative Funds since 2015.	Group Managing Director, the Advisor, TCW Group, Inc., TCW LLC, Trust Company of the West and TCW Asset Management Company LLC; Managing Director, Houlihan Lokey (2009-2012)	Cherokee, Inc. (global branding), ALJ Regional Holdings, Inc.(service company), A-Mark International, Inc. (global trading & collectibles network), Carpets N More, LLC (floor covering retailer); Faneuil, Inc. (outsourcing support services); Phoenix Color Corp. (color printing services), TCW Direct Lending LLC (private business development company).

Officers of the Trust who are not Trustees:

Name, Year of Birth	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years (1)

David S. DeVito (1962)	President and Chief Executive Officer	Executive Vice President and Chief Operating Officer (since January 2016), TCW LLC; Executive Vice President and Chief Operating Officer (since October 2013), TCW Investment Management Company LLC, The TCW Group, Inc., Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC; President and Chief Executive Officer (since January 2014), TCW Strategic Income Fund, Inc. and TCW Funds, Inc.; Treasurer and Chief Financial Officer (since 2010), Metropolitan West Funds.
Meredith S. Jackson (1959)	Senior Vice President, General Counsel and Secretary	Executive Vice President, General Counsel and Secretary (since January 2016), TCW LLC; Senior Vice President, General Counsel and Secretary, TCW Funds; Executive Vice President, General Counsel and Secretary (since February 2013), TCW Investment Management Company LLC, The TCW Group Inc., Trust Company of the West (2013 - December 2015), TCW Asset Management Company LLC and Metropolitan West Asset Management, LLC; Senior Vice President, General Counsel and Secretary (since February 2013), TCW Strategic Income Fund, Inc. and Metropolitan West Funds; Partner and Chair of the Debt Finance Practice Group (1999 – January 2013), Irell & Manella (law firm).
Jeffrey A. Engelsman (1967)	Chief Compliance Officer and AML Officer	AML Officer (since December 2016), Metropolitan West Funds, TCW Funds, Inc., and TCW Strategic Income Fund, Inc.; Managing Director and Global Chief Compliance Officer (since January 2016), TCW LLC; Chief Compliance Officer (since December 2014), Metropolitan West Funds; Managing Director, Global Chief Compliance Officer (since August 2014), Metropolitan West Asset Management Company, LLC, TCW Investment Management Company LLC, Trust Company of the West (2014 - December 2015) and TCW Asset Management Company LLC; Global Chief Compliance Officer (since September 2014), The TCW Group, Inc.; Chief Compliance Officer (since September 2014), TCW Strategic Income Fund, Inc. and TCW Funds, Inc.; Chief Compliance Officer (2009 – August 2014), MainStay Funds (mutual fund); Managing Director (2009 – July 2014), New York Life Investments (investment management).

TCW Alternative Funds

Trustees and Officers (Unaudited) (Continued)

Officers of the Trust who are not Trustees:

Name, Year of Birth	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years (1)

Richard Villa (1964)	Treasurer	Managing Director, Chief Financial Officer and Assistant Secretary (since January 2016), TCW LLC; Treasurer and Chief Financial Officer (since February 2014), TCW Funds, Inc.; Treasurer and Principal Financial and Accounting Officer (since February 2014), TCW Strategic Income Fund, Inc.; Managing Director and Chief Financial Officer and Assistant Secretary (since July 2008), TCW Investment Management Company LLC, the TCW Group, Inc., Trust Company of the West (2008 – December 2015), TCW Asset Management Company LLC, and Metropolitan West Asset Management, LLC.

(1) Positions with The TCW Group, Inc. and its affiliates may have changed over time.

Mr. Ravich is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Adviser and shareholder and director of The TCW Group, Inc., the parent company of the Adviser.

In addition, George N. Winn, Senior Vice President of Trust Company of the West (February 2005 - December 2015), TCW Asset Management Company LLC, Metropolitan West Asset Management LLC, TCW LLC and the Adviser, Assistant Treasurer of TCW Funds, is the Vice President and Assistant Treasurer of the Trust; Patrick W. Dennis, Senior Vice President, Associate General Counsel and Assistant Secretary of Trust Company of the West (February 2013 - December 2015), TCW Asset Management Company LLC, Metropolitan West Asset Management LLC, TCW LLC and the Adviser, is Assistant Secretary of TCW Funds, is Vice President and Assistant Secretary of the Trust and Metropolitan West Funds. Lisa Eisen, Managing Director and Head of Tax (since August 2016), TCW, LLC, is the Tax Officer (since December 2016), TCW Funds, Inc., Metropolitan West Funds and TCW Strategic Income Fund, Inc., is the Vice President of Corporate Tax and Payroll (1998 - 2016), Health Net, Inc.

The SAI (Statement of Additional Information) has additional information regarding the Board of Trustees. A copy is available by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

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TCW Alternative Funds

865 South Figueroa Street

Los Angeles, California 90017

866 858 4338

www.TCW.com

INVESTMENT ADVISOR

TCW Investment Management Company, LLC

865 South Figueroa Street

Los Angeles, California 90017

ADMINISTRATOR & TRANSFER AGENT

BNY Mellon Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, Pennsylvania 19406

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Deloitte & Touche, LLP

555 West 5th Street

Los Angeles, California 90013

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, New York 10286

DISTRIBUTOR

TCW Funds Distributors, LLC

865 South Figueroa Street

Los Angeles, California 90017

BOARD OF TRUSTEES

Peter McMillan

Trustee and Chairman of the Board

Patrick C. Haden

Trustee

Andrew Tarica

Trustee

Jess M. Ravich

Trustee

OFFICERS

David S. DeVito

President and Chief Executive Officer

Meredith S. Jackson

Senior Vice President

General Counsel and Secretary

Richard M. Villa

Treasurer

Jeffrey A. Engelsman

Chief Compliance Officer

Patrick W. Dennis

Assistant Secretary

George N. Winn

Assistant Treasurer

FUNDafAR 12/11/17

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not Applicable

(f)	A copy of the Registrant’s code of ethics is filed as Exhibit 13(a)(1) to this Form N-CSR

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has not determined that any of its members is qualified to serve as an audit committee financial expert serving on its Audit Committee. Although each member of the Audit Committee is “independent,” as defined by Item 3 of Form N-CSR, and is financially sophisticated, three of the four series are new and the registrant has in place a relatively small board of trustees with a limited number of members. Even without an audit committee financial expert, the registrant is comfortable that its audit committee can function effectively given the investment and financial experience and expertise of its members.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $    105,000         for 2017 and $    75,000         for 2016.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $        0             for 2017 and $         0             for 2016.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $    37,800                 for 2017 and $    21,600                 for 2016. Fees were for the preparation and filing of the registrant’s corporate returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $        0             for 2017 and $        0             2016.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(a) Pre-Approval Requirements for Services to the Trust.    Before the Auditor is engaged by the Trust

to render audit related or permissible non-audit services, either:

(i)	the Audit Committee shall pre-approve such engagement; or

(ii)	such engagement shall be entered into pursuant to the Pre-Approval Policies.

(b) De Minimis Exceptions to Pre-Approval Requirements.    Pre-approval for a service provided to the Trust other than audit, review or attest services is not required if: (i) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than five percent (5%) of the total amount of revenues paid by the Trust to the Auditor during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii)

such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

(c) Pre-Approval of Other Audit Services or Non-Audit Services Provided to the Adviser and Certain Other Persons.    The Audit Committee shall pre-approve other audit services proposed to be provided by the Auditor to the Trust and any non-audit services proposed to be provided by the Auditor to any entity in the Investment Company Complex, if the nature of the services provided relate directly to the operations or financial reporting of the Trust. Such engagement shall be entered into pursuant to the pre-approval requirements set forth above under Section (a).

Application of De Minimis Exception:    The De Minimis exceptions set forth above under Section (b) apply to pre-approvals under this Section (c) as well, except that the “total amount of revenues” calculation for Section (c) services is based on the total amount of revenues paid to the Auditor by the Trust and any other entity that has its services approved under this Section (c) (i.e., the Adviser or any control person).

(d) Compliance with Pre-Approval Procedures.    The Audit Committee shall consider whether any non-audit services provided by the Auditor to any entity in the Investment Company Complex, which services were not pre-approved by the Audit Committee, are compatible with maintaining the Auditor’s independence.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) N/A

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $        0             for 2017 and $        0             2016.

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                TCW Alternative Funds

By (Signature and Title)*         /s/ David S. DeVito

                                                   David S. DeVito, President and Chief Executive Officer

                                                   (principal executive officer)

Date 12/26/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*         /s/ David S. DeVito

                                                   David S. DeVito, President and Chief Executive Officer

                                                   (principal executive officer)

Date 12/26/2017

By (Signature and Title)*         /s/ Richard M. Villa

                                                   Richard M. Villa, Treasurer

                                                   (principal financial officer)

Date 12/26/2017

* Print the name and title of each signing officer under his or her signature.